AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON 06/27/2016

SECURITIES ACT REGISTRATION NO. 002-96538

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and

AMERICAN PENSION INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

2303 YORKTOWN AVENUE

LYNCHBURG, VA 24501

434-846-1361

DAVID D. BASTEN

2303 YORKTOWN AVENUE

LYNCHBURG, VA 24501

(Name and Address of Agent for Service)

Please send copy of communications to:

DAVID D JONES, ESQUIRE

DRAKE COMPLIANCE, LLC

422 FLEMING STREET, SUITE 7

KEY WEST, FL 33040

W. LEE H. DUNHAM, ESQUIRE

SULLIVAN & WORCESTER LLP

ONE POST OFFICE SQUARE

BOSTON, MA 02109

Title of Securities Being Registered: Shares of a series of the Registrant.

Filing Fee: No filing fee is required because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has registered a indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

Effective Date: Pursuant to Section 8(a) of the Securities Act of 1933, as amended, it is proposed that this filing will become effective on July 27, 2016 in accordance with Section 8(a) of the Securities Act of 1933 or on such date as the Commission, acting pursuant to said Section 8(a), may determine.

AMERICAN PENSION INVESTORS TRUST

The API Efficient Frontier Value Fund

a series of

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

Dear Shareholder:

We are writing to let you know about important developments involving the API Efficient Frontier Value Fund (the “Value Fund”). Yorktown Research & Management Company, Inc. (“Yorktown”), the investment advisor to the API Funds, after careful consideration, has proposed a tax-free reorganization of the Value Fund into another series of the Trust, the API Capital Income Fund (the “Capital Income Fund”). Your Fund’s current operating expenses are expected to be reduced following the reorganization since the Capital Income Fund has a lower expense ratio than the Value Fund. Moreover, shareholders will not pay any costs associated with the reorganization, which will be borne by Yorktown. As a shareholder of the Value Fund, you are being asked to vote on this proposal.

The reorganization is designed to achieve economies of scale by combining the Value Fund with the Capital Income Fund. On the date of the reorganization, your shares will automatically be converted into shares of the Capital Income Fund, which has similar investment objectives, investment strategies and risk factors as the Value Fund. In fact, all of the securities that are allowed to be held by the Value Fund are also allowed to be held by the Capital Income Fund. However, there are essential differences between the funds. Most importantly, the Capital Income Fund also offers exposure to fixed income investments; the Value Fund invests primarily in a diversified portfolio of domestic equity securities. Because the two funds do not have identical investment objectives and strategies, shareholders must consider if the resulting investment in the Capital Income Fund is consistent with their investment objectives.

We believe the combination of the two series of the Trust will provide the opportunity for improved operating efficiencies as the fixed costs of operating a mutual fund can be spread over a larger pool of assets. As a result of the larger asset size of the combined fund, the projected expense ratio of the Capital Income Fund is expected to be lower following the reorganization. Because the process used by Yorktown to select equity investments in the Funds is substantially identical and the portfolio of equity securities held by each Fund is substantially the same (except for differences in proportions), the reorganization is designed to reduce product overlap in the Trust by combining the Value Fund with the Capital Income Fund. For these and other reasons, shareholders are expected to benefit from the reorganization.

On             , 2016 at 10:00 a.m., at the offices of Ultimus Asset Services, LLC, the Trust’s transfer agent, 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246, a Special Meeting of Shareholders will be held. The purpose of the meeting is to consider and approve an Agreement and Plan of Reorganization providing for the reorganization of the Value Fund into the Capital Income Fund. If the reorganization is approved and completed, you will become a shareholder of the Capital Income Fund.

Formal notice of this Meeting appears in the enclosed Prospectus/Proxy Statement as well as a description of the proposed reorganization. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement. The Board of Trustees believes that this transaction is in the best interests of shareholders of the Value Fund and has unanimously recommended that shareholders vote “FOR” the proposal.

In connection with the reorganization you should note the following:

•

The reorganization is intended to qualify as a tax-free transaction. As a condition to the closing of the reorganization, both funds will receive an opinion of legal counsel as to the tax-free nature of the reorganization for U.S. federal income tax purposes.

•	The value of the shares in the Capital Income Fund you receive in the reorganization will equal the value of the shares you exchange from the Value Fund

•	The reorganization is also expected to provide shareholders the opportunity to potentially benefit from economies of scale.

The Board of Trustees of the Trust has fixed the close of business on             , 2016 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at the Meeting. Your vote is important no matter how many shares you own. In addition to voting by mail, you may vote by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:		TO VOTE BY INTERNET:
1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand	1)	Read the Prospectus/Proxy Statement and have the enclosed proxy card at hand

2)	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions	2)	Go to the website that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone or through the internet using the control number that appears on the enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Prospectus/Proxy Statement carefully before you vote.

If you have any questions after considering the enclosed materials, please call 1-800-544-6060. Please take this opportunity to vote. Thank you for your participation and for your continued support.

Respectfully,

David D. Basten

President, API Efficient Frontier Value Fund

NOTICE OF MEETING OF SHAREHOLDERS

OF THE

API EFFICIENT FRONTIER VALUE FUND

A series of

American Pension Investors Trust

TO BE HELD ON             , 2016

To Shareholders of the API Efficient Frontier Value Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the API Efficient Frontier Value Fund (the “Value Fund”), a series of American Pension Investors Trust (the “Trust”), will be held at 10:00 a.m. Eastern Time on             , 2016, at the offices of Ultimus Asset Services, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to consider and vote on the following:

1. Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Value Fund to the API Capital Income Fund (the “Capital Income Fund”) in exchange for shares of the Capital Income Fund and the assumption by the Capital Income Fund of the known liabilities of the Value Fund, and the distribution of such shares to shareholders in complete liquidation of the Value Fund, all as described in the attached Prospectus/Proxy Statement.

2. To transact any other business that may properly come before the Meeting or any postponement or adjournment thereof.

The proposed reorganization is described in the attached Prospectus/Proxy Statement. The form of Agreement and Plan of Reorganization is attached as Appendix A to the Prospectus/Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on             , 2016 as the record date for the Meeting. Shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,

David D. Basten

President

API Efficient Frontier Value Fund

            , 2016

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING. YOU MAY ALSO VOTE BY SIGNING THE ENCLOSED PROXY AND RETURNING IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

PROSPECTUS/PROXY STATEMENT

            , 2016

Acquisition of the Assets and Liabilities of

API Efficient Frontier Value Fund

By and in Exchange for Shares of

API Capital Income Fund

each a series of

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(1-800-544-6060)

This Prospectus/Proxy Statement is being furnished to shareholders of the API Efficient Frontier Value Fund (the “Value Fund”), a series of American Pension Investors Trust (the “Trust”), in connection with a Meeting of Shareholders of the Value Fund (the “Meeting”) to be held at 10:00 a.m. Eastern Time on             , 2016, at the offices of the Trust’s transfer agent, Ultimus Asset Services, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. At the Meeting, shareholders of the Value Fund will be asked to approve an Agreement and Plan of Reorganization, pursuant to which the Value Fund will be reorganized into the API Capital Income Fund (the “Reorganization”). The Value Fund and the API Capital Income Fund (the “Capital Income Fund”) are referred to herein collectively as the “Funds” and individually as a “Fund.”

I. GENERAL INFORMATION

This Prospectus/Proxy Statement concisely sets forth information you should know before voting on the following proposal:

Proposal - To be Voted on by Shareholders of the Value Fund

Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Value Fund to the Capital Income Fund in exchange for shares of the Capital Income Fund and the assumption by the Capital Income Fund of the known liabilities of the Value Fund, and the distribution of such shares to shareholders in complete liquidation of the Value Fund, all as described in this Prospectus/Proxy Statement.

Please read this Prospectus/Proxy Statement carefully and keep it for future reference. This Prospectus/Proxy Statement and related proxy materials are first being made available to shareholders on or about             , 2016. Shareholders of record as of the close of business on             , 2016 are entitled to vote at the Meeting and any adjournments thereof.

Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”) and are hereby incorporated by reference into this Prospectus/Proxy Statement.

Information about the Value Fund and the Capital Income Fund	How to Obtain this Information
Prospectus of API Funds, dated May 31, 2016, as supplemented from time to time.

Copies are available upon request and without charge if you:

Visit www.apifunds.com on the Internet; or

Write to The API Funds

c/o Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, Ohio 45246; or

Call 1-800-544-6060

Statement of Additional Information of API Funds, dated May 31, 2016, as supplemented from time to time.
Audited financial statements and related report of independent registered public accounting firm of API Funds included in the Annual Report to Shareholders for the fiscal year ended January 31, 2016.

Information about the Value Fund and the Capital Income Fund	How to Obtain this Information

Information about the Reorganization	Copies are available upon request and without charge if you:
Statement of Additional Information dated , 2016 which relates to this Prospectus/Proxy Statement and the Reorganization.	Visit www.apifunds.com on the Internet; or Write to API Funds c/o Ultimues Asset Services, LLC P.O. Box 46707 Cincinnati, Ohio 45246; or Call 1-800-544-6060

All of the foregoing Fund documents can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the SEC’s Public Reference Room in Washington, D.C. 20549-1520. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section Washington D.C., 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

II. INTRODUCTION

This Prospectus/Proxy Statement relates to the reorganization of the API Efficient Frontier Value Fund (the “Value Fund”) into the API Capital Income Fund (the “Capital Income Fund”). In the reorganization, all of the assets of the Value Fund will be acquired by the Capital Income Fund in exchange for shares of the Capital Income Fund. Following shareholder approval, shares of the Capital Income Fund will be distributed to the shareholders of the Value Fund in accordance with their respective percentage ownership interests in the Value Fund on the closing date, which is expected to be on or around             , 2016. The Value Fund will then be terminated. These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization.”

It is intended that, as a result of the proposed Reorganization, each of the Value Fund’s shareholders will receive on a tax-free basis (for U.S. federal income tax purposes) a number of full and fractional shares of the Capital Income Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Value Fund held by such shareholder immediately prior to the closing of the Reorganization.

Until the closing date, shareholders of the Value Fund will continue to be able to redeem their shares at the next determined share price after receipt of a redemption request in proper form by Ultimues Asset Services, LLC, the Fund’s transfer agent (the “Transfer Agent”). (See “How to Redeem Shares” in the Value Fund’s Prospectus dated May 31, 2016.) If the Reorganization is consummated, shareholders will be free to redeem shares of the Capital Income Fund they receive in the transaction at the next determined share price after receipt of a redemption request in proper form by the Transfer Agent.

Shareholders of the Value Fund are being asked to approve the Agreement and Plan of Reorganization. A copy of the form of Agreement and Plan of Reorganization is attached as Appendix A. By approving the Agreement and Plan of Reorganization, the Value Fund’s shareholders are approving the Reorganization, which includes the liquidation and termination of the Value Fund. The Agreement and Plan of Reorganization has been approved by the Board of Trustees of the Trust.

If the Value Fund’s shareholders do not approve the Reorganization, the Board of Trustees of the Trust will consider what other action, if any, should be taken in the best interests of the Value Fund and its shareholders. Possible alternatives to the Reorganization may include liquidating the Value Fund or the continued operation of the Fund.

III. QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION

The following questions and answers provide an overview of key features of the proposed Reorganization. Please call 1-800-544-6060 with any questions about the Reorganization or this Prospectus/Proxy Statement generally or to obtain a copy of the prospectus and statement of additional information of the Funds.

1.	Why is the Reorganization being proposed?

The Reorganization is being proposed in order to achieve operating efficiencies and lower operating expenses and to provide an opportunity for a more efficient investment management process. The Reorganization may benefit you by reducing operating expenses due to the spreading of fixed costs over a larger pool of assets. Your fund’s current operating expenses are expected to be reduced since the Capital Income Fund has a lower expense ratio than the Value Fund.

2.	How do the Trustees recommend that I vote?

The Trustees of the Trust, including the Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), have concluded that the Reorganization will be in the best interests of shareholders of the Value Fund and that their interests will not be diluted as a result of the Reorganization. Before approving the Agreement and Plan of Reorganization, the Trustees considered the similarities in the investment objectives and principal investment strategies of the Value Fund and the Capital Income Fund, as well as the other potential benefits (i.e. lower operating expenses) of the Reorganization to shareholders of the Value Fund. The Board of Trustees of the Trust believes that the completion of the proposed Reorganization will enable shareholders of the Value Fund to benefit from, among other things:

•	the fact that the expenses of the Capital Income Fund are expected to be generally lower than the expenses of the Value Fund; and

•	the potential to achieve operating efficiencies and economies of scale.

After careful consideration, the Board of Trustees of the Trust determined that the proposed Reorganization is in the best interests of the Value Fund and its shareholders. The Board strongly urges you to vote FOR approval of the Reorganization.

3.	How do the fees and expenses of the Capital Income Fund compare to those of the Value Fund, and what are they estimated to be following the Reorganization?

Each Fund offers Class A Shares, Class L Shares, and Institutional Class Shares. The shareholder fees for each Share Class are identical for both Funds and will not change after the reorganization. The shareholder fee table is set forth below:

Shareholder Fees (fees paid directly from your investment)	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%(1)	None	None
Maximum Account fee (for accounts under $500)	$25 /yr	$25 /yr	$25/yr

(1)

Large purchases of Class A shares (greater than $1million) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commision advance paid by the Distributor.

As shown in the expense tables below, the annual expense ratios for all share classes of the Capital Income Fund after the Reorganization are expected to be lower than or essentially equal to the annual expense ratios of each share class of the Value Fund.

The advisory fees accrued by the Value Fund during the most recently completed fiscal year were at the rate of 0.90% of the Fund’s average daily net assets; however the advisory fee paid by the Capital Income Fund was equal to 0.60% of the Fund’s average daily net assets.

The following tables show the fees and expenses of each Fund, by Share Class, for its most recently audited fiscal year as well as the pro forma fees and expenses for the Capital Income Fund, by Share Class, for its fiscal year ending January 31, 2017 assuming that the Reorganization occurs on             , 2016. The examples following the table will help you compare the cost of investing in each Share Class of the Value Fund with the estimated cost of investing in each Share Class of the Capital Income Fund (based on the pro forma fees and expenses) after the Reorganization.

EXPENSE EXAMPLE

CLASS A

Based on Fiscal Years Ended January 31:	2016	2016	2017
	Value Fund	Capital Income Fund	Pro Forma: Capital Income Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.00%	0.50%	0.50%
Other Expenses	0.66%	0.56%	0.45%
Acquired Fund Fees and Expenses	0.03%	0.18%	0.05%
Total Annual Fund Operating Expenses	1.59%	1.84%	1.60%

EXPENSE EXAMPLE

CLASS L

Based on Fiscal Years Ended January 31:	2016	2016	2017
	Value Fund	Capital Income Fund	Pro Forma: Capital Income Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.90%	1.00%	1.00%
Other Expenses	0.66%	0.56%	0.45%
Acquired Fund Fees and Expenses	0.03%	0.18%	0.05%
Total Annual Fund Operating Expenses	2.49%	2.34%	2.10%

EXPENSE EXAMPLE

INSTITUTIONAL CLASS

Based on Fiscal Years Ended January 31:	2016	2016	2017
	Value Fund	Capital Income Fund	Pro Forma: Capital Income Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.60%	0.60%
Distribution/Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.66%	0.56%	0.45%
Acquired Fund Fees and Expenses	0.03%	0.18%	0.05%
Total Annual Fund Operating Expenses	1.59%	1.34%	1.10%

Expense Examples. The expense examples shown below are intended to help you compare the cost of investing in each Share Class of the Value Fund with the cost of investing in each Share Class of the Capital Income Fund. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. All expense information is based on the information set forth in the expense table above, including pro forma expense information for the Capital Income Fund. Your actual costs may be higher or lower than those shown below.

	Class A Shares
	Value Fund	Capital Income Fund	Pro Forma: Capital Income Fund
1 Year	$727	$751	$728
3 Years	$1,048	$1,120	$1,051
5 Years	$1,391	$1,513	$1,396
10 Years	$2,356	$2,609	$2,366

	Class L Shares
	Value Fund	Capital Income Fund	Pro Forma: Capital Income Fund
1 Year	$252	$237	$213
3 Years	$776	$730	$658
5 Years	$1,326	$1,250	$1,129
10 Years	$2,826	$2,676	$2,431

	Institutional Class Shares
	Value Fund	Capital Income Fund	Pro Forma: Capital Income Fund
1 Year	$162	$136	$112
3 Years	$502	$425	$350
5 Years	$586	$734	$606
10 Years	$1,889	$1,613	$1,340

4.	How do the investment objectives and principal investment strategies of the Value Fund compare to those of the Capital Income Fund?

The Funds have similar investment objectives and principal investment strategies with respect to their equity investments.

The investment objectives of the Value Fund are growth of capital, as well as income. The Value Fund may invest in the common stock of U.S. and foreign issuers that the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. The Value Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The investment objectives of the Capital Income Fund are high current income, as well as growth of capital and income. The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; and other instruments.

The process used by Yorktown to select equity investments for the Funds is substantially similar and the portfolio of equity securities held by each Fund is also similar. Yorktown seeks financially strong companies that offer above average earnings and relatively modest valuations. Yorktown uses a multi-factor screening process within a defined universe to select investments for each Fund. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios.

As of January 31, 2016, the portfolios of the Value Fund and the Capital Income Fund were structured as follows:

Security Type	Value Fund	Capital Income Fund
Common Stocks	88.0%	88.7%
Corporate Bonds and Notes	—	0.9%
Investment Companies	12.1%	10.2%
Real Estate Investment Trusts	—	0.2%

Although each Fund’s equity securities consist primarily of common stocks, each may invest a portion of its assets in other equity securities, including exchange-traded funds (“ETFs”), preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by Yorktown to be of comparable quality. As of March 31, 2015, each Fund held one identical ETF. The ETF comprised 1.4% of the portfolio of the Value Fund and 2.0% of the portfolio of the Capital Income Fund.

An equity security may be sold by the Funds when it no longer meets Yorktown’s investment criteria, when there are more attractive investment opportunities or when the fundamentals of the issuer’s business or general market conditions have changed. For a description of each Fund’s portfolio investments, see the March 31, 2015 Annual Report for the API Funds.

For more information regarding the principal investment strategies of the Funds, see “Principal Investment Strategies” in Appendix B.

5.	How do the risks of investing in The API Efficient Frontier Value Fund compare to the risks of investing in The API Capital Income Fund?

Because the investment process for the selection of equity securities and the equity holdings as of May 31, 2016 for each are similar for each Fund, they are both subject to many of the same risks associated with equity investments. The difference in risk characteristics between the Funds is that a portion of the Capital Income Fund’s portfolio consists of fixed income securities and is therefore subject to the risks associated with fixed income investments. The value of the fixed income securities held by the Capital Income Fund will fluctuate based on a variety of factors, including: interest rates, general bond market conditions, the maturity of the security and the creditworthiness of an issuer. Because the two Funds do not have identical investment strategies, shareholders must consider if the resulting investment in the Capital Income Fund is consistent with their investment objectives.

Each Fund is subject to the risk that you could lose all or a portion of the money you invest and there is no assurance that either Fund will achieve its investment objective(s). Upon redemption, an investment in either Fund may be worth less than its original cost. Each Fund, by itself, does not provide a complete investment program. Because the Funds are actively managed, they are subject to the risk that the investment strategies, techniques and risk analyses employed by Yorktown may not produce the desired results. Yorktown’s method of security selection may not be successful and could cause a Fund to underperform other funds with similar investment strategies. Also, because the Funds’ equity investment selections are chosen from a defined universe of the stocks in the S&P 500 Index and the 50 largest stocks in the S&P 400 MidCap Index, the Funds are subject to the risks of investing in larger capitalization companies. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

For more information regarding the principal risks of the Funds, see “Principal Risks” in Appendix C.

6.	What is the performance record of the Funds?

The following charts show the past performance record of each Fund for the past ten calendar years. The charts give you an indication of the risks and variability of investing in the Funds by showing how their performance has varied from year to year. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. How a Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month-end, is available by calling 1-800-544-6060.

Year by year annual returns for calendar years ending on December 31	Value Fund Class L Shares	Capital Income Fund Institutional Class Shares
2006	+11.05%	+21.27%
2007	+10.16%	+11.74%
2008	-50.33%	-41.01%
2009	+35.54%	+39.34%
2010	+20.125	+15.90%
2011	-7.46%	+0.71%
2012	+9.23%	+11.70%
2013	+31.50%	+19.50%
2014	+2.37%	+3.84%
2015	-3.72%	-3.60%
Best Quarter	+22.01% (09/30/2009)	+24.25% (06/30/2009
Worst Quarter	-33.98% (12/31/2008)	-27.88% (12/31/2008)

Average Annual Total Returns for the Value Fund’s Class L Shares (YCVTX) (for periods ending on December 31, 2015)	One Year	Five Years	Ten Years
Return Before Taxes	(3.72)%	5.55%	2.63%
Return After-Taxes on Distributions (1)	(3.72)%	5.55%	2.14%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	(2.10)%	4.33%	2.21%
MSCI World Free GTR Index (2) (reflects no deduction for fees, expenses or taxes)	(0.32)%	8.19%	5.56%

	One Year	Five Years	Ten Years
Average Annual Total Return Before Taxes-Class A Shares (ADVAX)	(8.41)%	5.241%	3.57%

	One Year	Five Years	Inception (5/31/2013)
Average Annual Total Return Before Taxes-Institutional Class Shares (APIVX)	(2.58)%	N/A	12.26%

Average Annual Total Returns for the Capital Fund’s Institutional Class Shares (AFAAX) (for periods ending on December 31, 2015)	One Year	Five Years	Ten years
Return Before Taxes	(3.60)%	6.12%	5.68%
Return After-Taxes on Distributions (1)	(5.56)%	4.84%	4.49%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	(1.27)%	4.34%	4.19%
MSCI World Free GTR Index (2) (reflects no deduction for fee, expenses or taxes)	(0.32)%	8.19%	5.56%

	One Year	Five Years	Ten Years
Average Annual Total Return Before Taxes- Class A Shares (APIGX)	(9.59)%	4.35%	5.16%

	One Year	Five Years	Ten Years
Average Annual Total Return Before Taxes- Class L Shares (AFDDX)	(4.55)%	5.07%	4.65%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class L Shares. After-tax returns for Class A and Institutional Class Shares will vary.

(2)

The MSCI World Free GTR USD is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of May ● 2016 the MSCIWorld Index consisted of the following 23 developed market country indices Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, ● Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholder accounts.

Important information about the Funds’ performance is also contained in the Letter to Shareholder section of the API Funds’ most recent annual report.

7.	Will I Be Able to Purchase, Exchange and Redeem Shares and Receive Distributions the Same Way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares and to receive distributions. After the Reorganization, you will be able to purchase additional shares, redeem shares, and receive distributions of the Capital Income Fund in the same manner as you did for your shares of the Value Fund before the Reorganization. The minimum initial investment in each Fund is $1,000 for Class A and Class L shares, and $1,000,000 for Institutional Class Shares. The minimum additional investment in the Funds is $100 for Class A and Class L Shares and $100,000 for Institutional Class Shares, These requirements will remain the same following the Reorganization.

After the Reorganization, shareholders who receive shares of the Capital Income Fund in connection with the Reorganization will be able to purchase additional shares of the Capital Income Fund, subject to the rights and restrictions currently in place for the Funds.

8.	Who will be the Investment Adviser and Portfolio Managers of the Capital Income Fund after the Reorganization?

Yorktown Research & Management Company, Inc. (“Yorktown”) is the investment adviser to each of the Funds. Yorktown is responsible for furnishing an investment program for the Funds, making the day-to-day investment decisions and arranging the execution of portfolio transactions. Yorktown is located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501 and has approximately $1.0 billion of assets under management as of May 31, 2016. The controlling shareholder of Yorktown is David D. Basten, who is a founding partner, President and Chief Investment Officer of Yorktown.

The co-portfolio managers for both Funds are David M. Basten, Brentz East, and Michael Dixon. Yorktown and the portfolio managers listed above will continue to manage the Capital Income Fund in their same capacities following the Reorganization.

The business experience of the portfolio managers for the Capital Income Fund is described below:

•

Mr. David D. Basten currently serves as Chief Investment Officer and President of Yorktown and has been with the firm since 1985. Mr. Basten has been a co-portfolio manager of the Capital Income Fund since its inception. Mr. Basten has been an investment professional for over forty years.

•

Mr. David M. Basten, is a Managing Director of Yorktown and has been with the firm since 2005. Mr. Basten has served as a co-portfolio manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

•	Mrs. Brentz East has served as portfolio manager since 2011 and prior to that held various positions at the Adviser, including as a securities analyst.

•

Mr. Michael Dixon has served as portfolio manager since 2012 and prior to that was an account manager with the firm Flippin, Bruce, & Porter, Inc., from May, 2002 to 2012. Mr. Dixon has over fifteen years of experience in the financial services industry.

9.	How do the advisory fees of the Value Fund compare to those of the Capital Income Fund?

The Funds have very different advisory fee rates. The advisory fee payable to the Adviser for the Value Fund is 0.90%, calculated at an annual rate of the average daily net assets for the Fund. The advisory fee payable to the Adviser for the Capital Income Fund is 0.60%, calculated at an annual rate of the average daily net assets for the Fund. During the fiscal year ended January 31, 2016, the Value Fund paid advisory fees equal to 0.90% of its average daily net assets and the Capital Income Fund paid advisory fees equal to 0.60% of its average daily net assets.

10.	What shares of the Capital Income Fund will shareholders of the Value Fund receive if the Reorganization occurs?

Shareholders of the Value Fund will receive shares of the Capital Income Fund in an amount equal to the aggregate net asset value of the Value Fund shares exchanged therefor. Whichever Share Class of the Value Fund are owned by the shareholder prior to the reorganization, the shareholder will own the same Share Class after the reorganization.

11.	What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. This means that neither the Value Fund nor shareholders of the Value Fund are expected to recognize a gain or loss directly as a result of the Reorganization. It should be noted, however, that the Value Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

The adjusted tax basis of the Value Fund’s shares is expected to carry over to shareholders’ new shares in the Capital Income Fund that are received in the Reorganization in exchange for those Value Fund shares, and the holding period in the shares of the Capital Income Fund received is expected to be determined by including the holding period of those Value Fund shares, provided that the shareholder held those Value Fund shares as capital assets on the date of the Reorganization.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, resulting in recognition of gain or loss for U.S. federal income tax purposes if the shares are held in a taxable account. Please see “U.S. Federal Income Tax Consequences,” below for additional information.

12.	Who will pay the Expenses of the Reorganization?

Yorktown has agreed to pay all costs and expenses in connection with the Reorganization, which include the cost of preparing, printing and mailing this Prospectus/Proxy Statement and all other costs in connection with the Reorganization. Shareholders of the Value Fund will not bear the costs of the Reorganization, except they will bear the cost of any brokerage fees and expenses incurred as a result of selling securities held by the Value Fund prior to the Reorganization. Yorktown will pay all of the expenses of the Reorganization, even in the event the Reorganization is not consummated.

IV. PROPOSAL: REORGANIZATION OF THE API EFFICIENT FRONTIER VALUE FUND INTO THE API CAPITAL INCOME FUND

Introduction. This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from shareholders of the Value Fund by and on behalf of the Board of Trustees of the Trust for use at the Meeting.

Terms of the Proposed Reorganization. Shareholders of the Value Fund are being asked to vote for the approval of the Agreement and Plan of Reorganization. If approved by the Value Fund’s shareholders, the Reorganization is expected to occur on or around             , 2016, or such other date as the parties may agree, under the Agreement and Plan of Reorganization (the “Closing Date”). If the Agreement and Plan of Reorganization is not approved by the shareholders of the Value Fund, the Board of Trustees of the Trust will consider what other action, if any, should be taken in the best interests of the Value Fund and its shareholders. Possible alternatives to the Reorganization may include liquidating the Value Fund or the continued operation of the Fund.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A. You should read Appendix A for a more complete understanding of the Agreement and Plan of Reorganization.

•

The Value Fund will transfer all of its assets and known liabilities to the Capital Income Fund in exchange for shares of the Capital Income Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

•

The assets and liabilities of the Value Fund and the Capital Income Fund will be valued as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, using the valuation policies and procedures of the Trust.

•

The shares of the Capital Income Fund received by the Value Fund will be distributed to the shareholders of the Value Fund in an amount equal to the aggregate net asset value of the Value Fund shares exchanged therefor, in full liquidation of the Value Fund.

•	As part of the Reorganization, the Value Fund’s affairs will be wound up, and the Value Fund will be terminated under state law.

The Reorganization requires approval by shareholders of the Value Fund and satisfaction of a number of other conditions. The Reorganization may be terminated at any time under certain other circumstances.

The API Capital Income Fund Shares. If the Reorganization occurs, shareholders of the Value Fund will receive shares of the Capital Income Fund in an amount equal to the aggregate net asset value of the Value Fund shares exchanged therefor. The Capital Income Fund shares that a Value Fund shareholder will receive will have the following characteristics:

•

They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of the Value Fund as of the business day before the closing of the Reorganization, as determined using the Trust’s valuation policies and procedures.

•	The procedures for purchasing and redeeming a shareholder’s shares will not change as a result of the Reorganization.

•	Shareholders will have voting and other rights the same as those they currently have, but as shareholders of the Capital Income Fund.

Factors Considered by the Board of Trustees of the Trust

The Reorganization will combine two series of the Trust having similar investment objectives and investment policies into one series and is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets. At a regular meeting held on June 15, 2016, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganization. They determined that the Reorganization was in the best interests of existing shareholders of the Value Fund and that their interests would not be diluted as a result of the transaction contemplated by the Reorganization.

Before approving the Agreement and Plan of Reorganization, the Trustees evaluated extensive information provide by management of the Trust and reviewed various factors about the Funds and the proposed Reorganization. The Trustees considered the relative asset size of the Value Fund, including the benefits of combining the assets of the Value Fund and the Capital Income Fund to create a larger combined entity. As of May 31, 2016, the total assets of the Value Fund were $         and the total assets of the Capital Income Fund were $        . If the Reorganization were completed as of that date, the Capital Income Fund would have total assets of approximately $        .

The Trustees considered that the operating expenses of the Capital Income Fund upon completion of the Reorganization are projected to be less than those of the Value Fund. The Trustees considered the similarities of the Funds’ investment processes and investment portfolios, noting that as of May 31, 2016, the Funds had similar equity security holdings. The Trustees further considered the performance records of the Funds and noted that the annualized performance of the Capital Income Fund for the 5-, and 10-year periods ended December 31, 2015 was higher than that of Value Fund. The Value Fund slightly outperformed the Capital Income Fund for the 1-year period ended December 31, 2015.

In addition, the Trustees considered, among other things:

•	The terms and conditions of the Reorganization;

•	The fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	The expense ratios, fees and expenses of the Value Fund and the anticipated expense ratios, fees and expenses of the Capital Income Fund which are projected to be lower than the Value Fund;

•	The comparative performance information, including the overall performance results of the Capital Income Fund during the past 10 calendar years;

•	The investment objective and policies of each Fund;

•	The composition of each Fund’s portfolio and the ability of shareholders of the Value Fund to obtain fixed-income exposure from investments in the Capital Income Fund;

•	The investment personnel, expertise and resources of Yorktown;

•	The fact that the Reorganization will provide continuity in the investment process for shareholders of the Value Fund because Yorktown is also the investment adviser for the Capital Income Fund;

•	The fact that Yorktown will bear all of the expenses incurred by the Value Fund and the Capital Income Fund in connection with the Reorganization;

•	The potential benefits to shareholders, including operating efficiencies that may be achieved from the Reorganization;

•	The fact that the Capital Income Fund will assume all of the known liabilities of the Value Fund;

•	The fact that the Reorganization is expected to be a tax-free transaction for Federal income tax purposes; and

•	The fact that shareholders of the Value Fund will continue to have the ability to redeem their shares prior to the Reorganization.

After reviewing the foregoing factors, the Trustees of the Trust, in their business judgment, determined that the Reorganization is in the best interests of the Value Fund’s shareholders. The Trustees of the Trust have also approved the Agreement and Plan of Reorganization on behalf of the Capital Income Fund. A vote of shareholders of the Capital Income Fund is not needed to approve the Reorganization.

U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Sullivan & Worcester LLP, counsel to the Trust, will deliver to the Capital Income Fund and the Value Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, while the matter is not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Value Fund and the Capital Income Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Code Section 361, no gain or loss will be recognized by the Value Fund (i) upon the transfer of its assets to the Capital Income Fund in exchange for shares of the Capital Income Fund and the assumption by the Capital Income Fund of the known liabilities of the Value Fund or (ii) upon the distribution of shares of the Capital Income Fund by the Value Fund to its shareholders in liquidation;

•	Under Code Section 354, no gain or loss will be recognized by shareholders of the Value Fund upon the exchange of all of their Fund shares for shares of the Capital Income Fund in the Reorganization;

•

Under Code Section 358, the aggregate tax basis of shares of the Capital Income Fund to be received by each Value Fund shareholder in exchange for his or her Fund shares in the Reorganization will be the same as the aggregate tax basis of the Value Fund shares exchanged therefor;

•

Under Section 1223(1) of the Code, the Value Fund shareholder’s holding period for shares of the Capital Income Fund to be received pursuant to the Reorganization will be determined by including the holding period for the Value Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

•

Under Code Section 1032, no gain or loss will be recognized by the Capital Income Fund upon receipt of the assets of the Value Fund pursuant to the Reorganization in exchange for the assumption by the Capital Income Fund of the known liabilities of the Value Fund and issuance of shares of the Capital Income Fund;

•

Under Code Section 362(b), the tax basis of the assets that the Capital Income Fund acquires from the Value Fund in the Reorganization will be the same as the Value Fund’s tax basis of such assets immediately prior to such transfer;

•

Under Code Section 1223(2), the holding period for the assets that the Capital Income Fund receives from the Value Fund in the Reorganization will include the periods during which such assets were held by the Value Fund; and

•

The Capital Income Fund will succeed to and take into account all items of the Value Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The Sullivan & Worcester LLP opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with Sullivan & Worcester’s opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Value Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Value Fund shares and the fair market value of the shares of the Capital Income Fund he or she received in the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders, the Value Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

V. OTHER INFORMATION

Form of Organization. The Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its Agreement and Declaration of Trust, as amended, and its By-laws under applicable Massachusetts and federal laws. The Trust currently consists of eight series, including the Funds. Each of the Value Fund and the Capital Income Fund is classified as a diversified fund.

Service Providers. The following table identifies certain of the service providers for the Funds, prior to and following the proposed Reorganization. The address of the Distributor is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

(Both Funds)
Distributor:	Unified Financial Securities, LLC
Transfer Agent:	Ultimus Asset Services, LLC
Custodian:	Huntington Bank, N.A.
Independent Registered Public Accountant:	Tait, Weller & Baker

Financial Intermediary Compensation. If you purchase shares of the Capital Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example shown under “How do the Fees and Expenses of the Capital Income Fund compare to those of the Value Fund, and what are they estimated to be following the Reorganization?” affect each Fund’s performance. During the fiscal year ended January 31, 2016, the portfolio turnover rate was 30% for the Value Fund and 30% for the Capital Income Fund. The portfolio turnover rate of the Capital Income Fund is not expected to exceed 100% annually.

Existing and Pro Forma Capitalization. The following table shows on an unaudited basis as of March 31, 2016: (i) the capitalization of the Value Fund and the Capital Income Fund and (ii) on an unaudited basis as of March 31, 2016, the pro forma capitalization of the Capital Income Fund, as adjusted giving effect to the proposed Reorganization.

	Value Fund	Capital Income Fund	Pro Forma Adjustments	The API Capital Income Fund Pro Forma Combined*
Net asset value
Shares outstanding
Net asset value per share

*	Assumes the Reorganization was consummated on , 2016 and is for information purposes only.

The capitalization of the Value Fund, and consequently the pro forma capitalization of the Capital Income Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Value Fund prior to the completion of the Reorganization.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE API EFFICIENT FRONTIER VALUE FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

VI. VOTING INFORMATION

Record Date. The Board of Trustees of Trust has fixed the close of business on             , 2016 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

As of the Record Date, the number of outstanding shares of the Value Fund entitled to vote was             . All full shares are entitled to one vote, with proportional voting for fractional shares.

5% Shareholders. As of the Record Date, the Trustees and officers of the Trust owned     % of the outstanding shares of the Value Fund. As of the Record Date, the following shareholders owned of record five percent or more of the Value Fund:

Required Vote for the Proposal

Quorum; Adjournments. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Value Fund entitled to vote is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of the Reorganization in favor of such an adjournment as to the Reorganization and will vote those proxies received that voted against the Reorganization against any such adjournment.

The vote of a majority of the outstanding shares of the Value Fund entitled to vote is required to approve the Reorganization.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to the Reorganization. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the Reorganization, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the Reorganization. If shareholders of the Value Fund do not approve the Reorganization, the Board of Trustees of the Trust may consider possible alternative arrangements in the best interests of the Value Fund and its shareholders.

Voting Process. Shareholders can vote in either of the following ways:

•	By mail, by filling out and returning the enclosed proxy card;

•	By automated telephone service (call the toll-free number listed on your proxy card);

•	By voting through the Internet (at the address listed on your proxy card); or

•	In person at the Meeting.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs of Reorganization. Yorktown has agreed to pay all costs and expenses in connection with the Reorganization, which include the cost of preparing, printing and mailing this Prospectus/Proxy Statement and all other costs in connection with the Reorganization. Shareholders of The Value Fund will not bear the costs of the Reorganization, except they will bear the cost of any brokerage fees and expenses incurred as a result of any selling of securities held by the Value Fund prior to the Reorganization; however, we do not believe that any such costs and expenses will be incurred. Yorktown will pay all of the expenses of the Reorganization, even in the event the Reorganization is not consummated.

The Trust has retained                      to solicit proxies for the Meeting.                      is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $         and will be paid by Yorktown.

Other Business. The Meeting has been called to transact any business that properly comes before it. The only business that management of the Value Fund intends to present or knows that others will present is the Proposal to approve the Agreement and Plan of Reorganization. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

VII. FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to Shareholders of the Trust relating to the API Funds for the year ended January 31, 2016, including the financial statements and financial highlights for periods indicated therein, audited by Tait, Weller & Baker, independent registered public accounting firm, has been incorporated by reference herein in reliance on their report given on the authority of said firm as experts in accounting and auditing.

VIII. LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Capital Income Fund will be passed upon by Sullivan & Worcester LLP, counsel to the Trust.

IX. INFORMATION FILED WITH THE SEC

Additional information about the Capital Income Fund is included in the Statement of Additional Information dated             , 2016, relating to this Prospectus/Proxy Statement, which has been filed with the SEC under the Securities Act of 1933. A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-800-544-6060.

Proxy material, reports, proxy and information statements, registration statements and other information filed by the Trust can be inspected and copied (for a duplication fee) at the SEC’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549, or at the SEC’s Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604). You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 or by calling 1-202-551-8090. You may also access reports and other information about the Fund on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of             , 2016, by and among American Pension Investors Trust, a Massachusetts business trust, with its principal place of business at 2303 Yorktown Avenue, Lynchburg, VA 24501 (the “Trust”), with respect to the API Capital Income Fund (the “Acquiring Fund”), and the Trust with respect to the API Efficient Frontier Value Fund (the “Acquired Fund”), and Yorktown Research and Management Company, Inc., a Virginia corporation with its principal place of business at 2303 Yorktown Avenue, Lynchburg, VA 24501 (for purposes of Sections 9.1, 9.2 and 11.2 of the Agreement only).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended. The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for shares of beneficial interest, without par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the known liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquiring Fund is a separate series of the Trust, an open-end, registered investment company of the management type under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Acquired Fund is a separate series of the Trust, an open-end, registered investment company of the management type under the 1940 Act and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Trust have determined that the Acquired Fund should exchange all of its assets and known liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND KNOWN LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the known liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no material changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund’s investment objectives, policies, and restrictions and the Acquired Fund will dispose of its fixed income securities and any other such securities prior to the Closing Date. The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. If it is determined that the Acquired Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund, such disposition would violate the Acquired Fund’s fiduciary duty to its shareholders.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s known liabilities and obligations reflected in the Acquired Fund’s net asset value as of the Closing Date.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”),

(a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record, determined as of the close of business on the Valuation Date, hereinafter referred to (the “Acquired Fund Shareholders”), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement which will be distributed to shareholders of the Acquired Fund as described in paragraph 4.1(o).

1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) and the Acquired Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by multiplying the outstanding shares of the Acquired Fund by the ratio computed by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Shares of the Acquiring Fund will be issued for shares of the Acquired Fund.

2.4 DETERMINATION OF VALUE. All computations of value of the Acquiring Fund shall be made by Yorktown Research & Management Company, Inc. the administrator of the Acquiring Fund and the Acquired Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about             , 2016 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of      a.m. Eastern Time at the offices of Ultimus Asset Services, LLC, or at such other time and/or place as the parties may agree.

3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any material provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund at January 31, 2016 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since May 31, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to the Acquiring Fund and accepted in writing by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and, subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto, to the best of the Acquired Fund’s knowledge.

(o) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a Prospectus/Proxy Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Prospectus/Proxy Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing and in good standing under the laws of Massachusetts.

(b) The Trust is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e) The audited financial statements of the Acquiring Fund at January 31, 2016 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(f) Since May 31, 2016, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted in writing by the Acquired Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g) For each fiscal year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” and has distributed in each such year all net investment income and realized capital gains.

(h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Acquiring Fund shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(k) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(l) The Prospectus/Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and that the Acquired Fund will declare and pay dividends as contemplated by Section 8.4.

5.2 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4 SHAREHOLDER MEETING. The Trust will call a meeting of the shareholders of the Acquired Fund to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the President or Vice President of the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the President or Vice President of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF

THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Agreement and Declaration of Trust and By-laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquiring Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5 The Trust shall have received a favorable opinion of Sullivan & Worcester LLP addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, while the matter is not entirely free from doubt, for federal income tax purposes:

(a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund;

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for the Acquiring Fund Shares in liquidation of the Acquired Fund;

(e) The aggregate tax basis for the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Closing).

(f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g) The Acquiring Fund will succeed to and take into account all items of the Acquired Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and the Treasury regulations thereunder.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Yorktown Research & Management Company, Inc., the investment adviser to the Acquired Fund and the Acquiring Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Prospectus/Proxy Statement covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquired Fund shall pay its own federal and state registration fees.

9.2 Yorktown Research & Management Company, Inc., the Acquiring Fund and the Acquired Fund represent and warrant that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the purchase and sale of portfolio securities in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein as to the subject matter of this Agreement and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days of notice thereof; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met in all material respects.

11.2 In the event of any such termination, in the absence of gross negligence or willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust or its Trustees or officers, to the other party, and Yorktown shall bear the expenses incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided, however, that following the meeting of shareholders of the Acquired Fund pursuant to paragraph 5.4 of this Agreement, no such amendment may have the effect of changing the provision for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Acquired Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law’s provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5 With respect to the Trust, the name used herein refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Massachusetts, which are hereby referred to and are also on file at the principal offices of the Trust. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the trust property, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the trust property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively. The API Efficient Frontier Value Fund and The API Capital Income Fund are each investment series of the Trust and the parties acknowledge and agree that all acknowledgements, agreements, representations and warranties made by the Funds in this Agreement are made by the Trust on behalf of the Funds.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

American Pension Investors Trust, on behalf of the API Efficient Frontier Value Fund		American Pension Investors Trust, on behalf of the API Capital Income Fund

BY:		BY:
Name:	David D. Basten	Name:	David D. Basten
Title:	President, The API Efficient Frontier Value Fund	Title:	President, The API Capital Income Fund

Yorktown Research & Management Company, Inc.

BY:
Name:	David M. Basten
Title:	Managing Director

(As to Sections 9.1, 9.2 and 11.2 only)

APPENDIX B: PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS

The API Capital Income Fund and The API Efficient Frontier Value Fund

Each Fund’s equity securities consists primarily of common stocks in a variety of companies, industries and economic sectors. In selecting equity securities for the Funds, Yorktown seeks financially strong, companies that offer above average earnings and relatively modest valuations. Yorktown uses a multi-factor screening process within a defined universe comprised of the stocks. The process emphasizes securities with the most compelling earnings and valuation profiles based upon a variety of characteristics, including earnings momentum, earnings volatility, earnings estimate revisions, earnings surprises and price/earnings ratios.

Each Fund may also invest a portion of its assets in other equity securities, including exchange- traded funds (“ETFs”), preferred stocks, convertible preferred stocks and convertible bonds that are rated at the time of purchase in the four highest grades assigned by a nationally recognized rating agency, or unrated securities determined by Yorktown to be of comparable quality. The Funds may invest in shares of ETFs if Yorktown believes it is advisable to adjust the Funds’ exposure to the broad market or to industry sectors without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector.

An security may be sold when it no longer meets Yorktown’s investment criteria, when there are more attractive investment opportunities, or when the fundamentals of the issuer’s business or general market conditions have changed

The API Capital Income Fund

The Capital Income Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for high current income or growth of capital and income.

The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Attractive investments are securities that have been identified by the Adviser as trading below their current intrinsic value and that possess fundamental attributes that, in the Adviser’s opinion, indicate significant long term growth and income potential. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Income Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETF’s, the Capital Income Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Income Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

The API Efficient Frontier Value Fund

The Value Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for growth of capital and income.

The Value Fund may invest in the common stock of U.S. and foreign issuers that the Adviser believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators. The Value Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. The Adviser believes that investing in temporarily depressed securities of sound, well-managed companies provides a greater potential for overall investment return than investing in securities selling at prices that reflect anticipated favorable developments. Securities may be undervalued because of many factors, including general market decline, earnings decline, poor economic conditions, tax losses or actual or anticipated unfavorable developments affecting the issuer. In selecting securities for investment, the Adviser focuses on securities with prices comparing favorably to historical or current price-earnings ratios, book value, return on equity, or the prospects for the companies in question. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Value Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” The Value Fund also may engage in leverage by borrowing up to one-third of the value of its net assets for investment purposes, in accordance with the provisions of the Investment Company Act of 1940, as amended (“1940 Act”).

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETF’s, the Value Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Value Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

APPENDIX C: PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The API Capital Income Fund and The API Efficient Frontier Value Fund

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk. None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Business Development Companies Risk - Business Development Companies (“BDC’s) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDCs include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. the Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Exchange Traded Fund Risk. ETF’s and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETF’s involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETF’s may trade at a market discount.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased. When appropriate or as required by law, the Fund will segregate assets used in connection with leveraging strategies.

The API Efficient Frontier Value Fund

Non-Diversification Risk. The Fund is a non-diversified Fund. Non-diversified funds may invest in fewer issuers than diversified funds. Thus, the value of a non-diversified fund’s shares may vary more widely, and a non-diversified fund may be subject to greater investment and credit risk than if it invested more broadly. The Fund may invest in Underlying Funds that are also non-diversified, which may increase the risk of the Fund.

AMERICAN PENSION INVESTORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

The API Capital Income Fund

The API Efficient Frontier Value Fund

            , 2016

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of The API Efficient Frontier Value Fund (the “Acquired Fund”), with and into The API Capital Income Fund (the “Acquiring Fund”), each a series of American Pension Investors Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated             , 2016 (the “Prospectus/Proxy Statement”) of the Acquiring Fund which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the known liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Trust at 2303 Yorktown Avenue, Lynchburg, VA 24501 or by calling 800-544-6060.

TABLE OF CONTENTS

Page
Additional Information About the Acquiring Fund	2
Financial Statements	2
A. Incorporation by Reference	2
B. Unaudited Pro Forma Combined Financial Statements	2

1

I.	Additional Information about the Acquiring Fund

This SAI is accompanied by the information concerning the Acquiring Fund and the Acquired Fund in the Statement of Additional Information for the Funds dated May 31, 2016, which was filed electronically with the SEC and is incorporated by reference herein.

II.	Financial Statements

A.	Incorporation by Reference

This SAI is accompanied by the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

1.

Audited financial statements, including any notes thereto, and the Independent Registered Public Accounting Firm’s report thereon, relating to the Acquired Fund and the Acquiring Fund, which are included in the Trust’s Annual Report for the year ended January 31, 2016, as filed with the SEC on April 7, 2016 on Form N-CSR.

B.	Unaudited Pro Forma Combined Financial Statements

Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Reorganization, dated August 30, 2016, assuming the Reorganization had been consummated on August 15, 2016, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund contained within the Annual Report referred to in the preceding section.

2

API Capital Income Fund / API Efficient Frontier Value Fund

Pro Forma Combined Schedule of Investments

January 31, 2016 (Unaudited)

API Capital Income Fund	API Value Fund	Pro Forma Combined API Capital Income Fund Fund		API Capital Income Fund	API Value Fund	Pro Forma Combined API Capital Income Fund Fund
Number of Shares	Number of Shares	Number of Shares		Market Value	Market Value	Market Value
			COMMON STOCKS - 82.7%
—			Consumer Discretionary - 9.8%	—
—	2,000	2,000	Adidas AG	—	$102,880	$102,880
—	700	700	Advance Auto Parts, Inc.	—	106,435	$106,435
—	4,000	4,000	Bayerische Motoren Werke (BMW) AG	—	111,080	$111,080
—	2,200	2,200	Bed Bath & Beyond, Inc.*	—	94,974	$94,974
—	2,500	2,500	Carnival Corporation	—	120,325	$120,325
—	2,400	2,400	CBS Corporation Class B	—	114,000	$114,000
3,100	—	3,100	Coach, Inc.	$114,855	—	$114,855
2,000	—	2,000	Darden Restaurants, Inc.	126,120	—	$126,120
—	1,200	1,200	Delphi Automotive PLC	—	77,928	$77,928
—	1,600	1,600	Dollar Tree, Inc.*	—	130,112	$130,112
—	4,000	4,000	DreamWorks Animation SKG, Inc.*	—	102,560	$102,560
—	4,500	4,500	D.R. Horton, Inc.	—	123,795	$123,795
—	45,000	45,000	Esprit Holdings Limited	—	85,500	$85,500
—	900	900	Ferrari NV* Ferrari NV* Ferrari NV*	—	35,793	$35,793
—	9,000	9,000	Fiat Chrysler Automobiles NV*	—	63,360	$63,360
7,000	—	7,000	Ford Motor Company	83,580	262,288	$345,868
3,000	—	3,000	Garmin Ltd.	105,540	277,183	$382,723
45,000	—	45,000	GKN plc	178,650	259,640	$438,290
14,950	—	14,950	Greene King PLC	187,623	145,519	$333,142
4,400	—	4,400	Grupo Televisa S.A.B.	—	116,512	$116,512
1,000	—	1,000	Harman International Inustries, Inc.	—	74,390	$74,390
13,500	—	13,500	Hennes & Mauritz AB	87,615	200,533	$288,148
—	5,400	5,400	Hilton Worldwide Holdings, Inc.*	—	96,174	$96,174
—	1,100	1,100	Home Depot, Inc.	—	138,336	$138,336
—	4,800	4,800	Honda Motor Co., Ltd.	—	129,696	$129,696
5,600	—	5,600	InterContinental Hotels Group PLC	185,584	266,190	$451,774
—	3,300	3,300	ITV plc	—	127,743	$127,743
2,300	—	2,300	Kohl’s Corporation	114,425	2,585,509	$2,699,934
—	2,600	2,600	Las Vegas Sands Corp.	—	117,260	$117,260
—	2,000	2,000	Magna International, Inc.	—	69,180	$69,180
4,000	—	4,000	Mattel, Inc.	110,360	—	$110,360
1,500	—	1,500	McDonald’s Corp.	185,670	113,760	$299,430
12,300	—	12,300	MDC Partners, Inc.	240,342	319,951	$560,293
—	525	525	Mohawk Industries, Inc.	—	87,365	$87,365
—	4,000	4,000	New Oriental Education & Technology Group, Inc.*	—	125,640	$125,640
—	6,500	6,500	Nissan Motor Co., Ltd.	—	128,570	$128,570
—	2,000	2,000	Nordstrom, Inc.	—	98,200	$98,200
2,500	—	2,500	Omnicom Group, Inc.	183,375	—	$183,375
9,500	—	9,500	ProSiebenSat.1 Media SE	118,275	—	$118,275
—	900	900	Ralph Lauren Corporation	—	101,250	$101,250
5,200	—	5,200	Regal Entertainment Group	89,700	—	$89,700
—	1,700	1,700	Scripps Networks Interactive, Inc.		103,649	$103,649
5,000	—	5,000	Shaw Communications, Inc.	86,400	—	$86,400
4,500	—	4,500	Six Flags Entertainment Corporation	226,215	—	$226,215
5,000	—	5,000	Speedway Motorsports, Inc.	94,350	—	$94,350
—	1,500	1,500	Starwood Hotels & Resorts Worldwide, Inc.	—	93,360	$93,360
2,800	—	2,800	Target Corporation	202,776	—	$202,776
—	1,300	1,300	Tempur-Pedic International, Inc.*	—	78,442	$78,442
—	1,400	1,400	Time Warner, Inc.	—	98,616	$98,616
—	1,400	1,400	TJX Companies, Inc.	—	99,736	$99,736
850	—	850	Toyota Motor Corporation	102,026	—	$102,026
—	5,400	5,400	Twenty-First Century Fox, Inc. - Class A	—	145,638	$145,638
—	5,600	5,600	2U, Inc.*	—	113,064	$113,064
2,250	—	2,250	Viacom, Inc. Class B	102,690	—	$102,690
—	6,700	6,700	Vivendi SA	—	139,896	$139,896
—	1,300	1,300	Walt Disney Company	—	124,566	$124,566
1,700	—	1,700	Whitbread PLC	96,900	—	$96,900
6,000	—	6,000	World Wrestling Entertainment, Inc.	107,400	—	$107,400
1,100	—	1,100	WPP plc	119,680	—	$119,680

				3,250,151	8,106,598	$11,356,749

			Consumer Staples - 9.9%
2,500	—	2,500	Altria Group, Inc.	152,775	—	$152,775
—	15,500	15,500	Ambev SA	—	72,385	$72,385
1,100	—	1,100	Anheuser-Busch InBev NV	138,424	—	$138,424
1,900	—	1,900	Archer-Daniels-Midland Company	67,165	—	$67,165
1,800	—	1,800	British American Tobacco PLC	199,818	—	$199,818
—	1,600	1,600	Bunge Ltd.	—	99,216	$99,216
—	3,000	3,000	Carrefour SA	—	85,200	$85,200
—	3,000	3,000	Coca-Cola Enterprises, Inc.	—	139,260	$139,260
2,900	—	2,900	Coca Cola Co.	124,468	—	$124,468
3,700	—	3,700	ConAgra Foods, Inc.	154,068	—	$154,068
—	1,200	1,200	CVS Health Corporation	—	115,908	$115,908
1,800	—	1,800	Diageo Plc ADR	193,806	—	$193,806
—	500	500	Energizer Holdings, Inc.	—	16,020	$16,020
2,500	—	2,500	General Mills, Inc.	141,275	—	$141,275
1,000	—	1,000	Imperial Tobacco Group plc	108,365	—	$108,365
1,500	—	1,500	Kellogg Corporation	110,160	—	$110,160
—	1,900	1,900	Keurig Green Mountain, Inc.	—	169,575	$169,575
1,300	—	1,300	Kimberly-Clark Corporation	166,946	—	$166,946
69,000	—	69,000	Kimberly-Clark de Mexico, S.A.B. de C.V.	165,600	—	$165,600
2,000	—	2,000	Kraft Heinz Company	156,120	—	$156,120
—	12,500	12,500	Marine Harvest ASA*	—	169,750	$169,750
5,000	—	5,000	Mondelez International, Inc.	215,500	—	$215,500
2,500	—	2,500	Nestle SA	184,350	—	$184,350
—	12,500	12,500	Orkla ASA	—	99,875	$99,875
—	1,400	1,400	PepsiCo, Inc.	—	139,020	$139,020
1,800	—	1,800	Philip Morris International, Inc.	162,018	—	$162,018
1,500	—	1,500	Procter & Gamble Company	122,535	—	$122,535
9,000	—	9,000	Reckitt Benckiser Group PLC	161,640	—	$161,640
3,500	—	3,500	Reynolds American, Inc.	174,825	—	$174,825
5,000	—	5,000	Sysco Corporation	199,050	—	$199,050
—	2,500	2,500	Unilever PLC	—	110,675	$110,675
1,800	—	1,800	Walgreens Boots Alliance, Inc.	143,496	—	$143,496
—	1,400	1,400	Wal-Mart Stores, Inc.	—	92,904	$92,904
3,300	—	3,300	Woolworths Limited	54,516	—	$54,516

				3,296,920	1,309,788	$4,606,708

			Energy - 3.6%
—	1,550	1,550	Anadarko Petroleum Corporation	—	60,590	$60,590
—	2,100	2,100	Baker Hughes, Inc.	—	91,371	$91,371
2,550	—	2,550	Chevron Corporation	220,499	—	$220,499
2,860	—	2,860	China Petroleum & Chemical Corporation	161,047	—	$161,047
—	2,000	2,000	ConocoPhillips	—	78,160	$78,160
3,000	—	3,000	Eni S.p.A. ADR	86,850	0	$86,850
—	2,100	2,100	Halliburton Company	—	66,759	$66,759
—	1,000	1,000	Helmerich & Payne, Inc.	—	50,800	$50,800
—	900	900	Koninklijke Vopak NV	—	39,060	$39,060
—	2,200	2,200	Noble Energy, Inc.	—	71,214	$71,214
—	1,200	1,200	Occidental Petroleum Corporation	—	82,596	$82,596
—	1,600	1,600	Phillips 66	—	128,240	$128,240
3,600	—	3,600	Royal Dutch Shell PLC	158,148	—	$158,148
—	1,500	1,500	Schlumberger Ltd.	—	108,405	$108,405
—	3,500	3,500	Spectra Energy Corp.	—	96,075	$96,075
6,900	—	6,900	Suncor Energy, Inc.	162,495	—	$162,495
4,042	—	4,042	Total SA ADR	179,141	—	$179,141
4,000	—	4,000	TransCanada Corp.	138,240	—	$138,240
—	9,800	9,800	Weatherford International Ltd.*	—	66,052	$66,052
5,500	—	5,500	Williams Companies, Inc.	106,150	—	$106,150

				1,212,570	939,322	$2,151,892

			Financials - 12.6%			$0
23,300	—	23,300	Aberdeen Asset Management plc	81,084	—	$81,084
	20,426		AEGON N.V.		116,020
2,000	—	2,000	Aflac, Inc.	115,920	—	$115,920
11,000	—	11,000	Allianz SE	178,200	—	$178,200
	1,450		Allstate Corporation		87,870
	2,100		American International Group, Inc.		118,608
	1,100		Ameriprise Financial, Inc.		99,715
15,000	—	15,000	Aviva plc ADR	207,000	—	$207,000
8,700	4,500	13,200	AXA SA	214,020	110,700	$324,720
19,876	—	19,876	Banco Santander SA	83,280	—	$83,280
—	6,000	6,000	Bank of America Corporation	—	84,840	$84,840
—	2,800	2,800	Bank of New York Mellon Corporation	—	101,416	$101,416
—	9,500	9,500	Barclays PLC	—	102,410	$102,410
5,800	—	5,800	BB&T Corporation	189,428	—	$189,428
—	1,000	1,000	Berkshire Hathaway, Inc. Class B*	—	129,770	$129,770
12,000	—	12,000	BGC Partners, Inc. Class A	109,800	—	$109,800
500	—	500	BlackRock, Inc.	157,130	—	$157,130
—	5,450	5,450	BNP Paribas S.A.	—	129,939	$129,939
—	4,800	4,800	BofI Holding, Inc.*	—	82,368	$82,368
6,191	—	6,191	Blue Capital Holdings Ltd.	111,686	—	$111,686
1,800	—	1,800	Canadian Imperial Bank of Commerce	116,730	—	$116,730
5,000	—	5,000	Charles Schwab Corporation	127,650	—	$127,650
	7,900	7,900	CK Hutchison Holdings Limited	—	97,170	$97,170
1,300	—	1,300	CME Group, Inc.	116,805	—	$116,805
—	6,453	6,453	Credit Suisse Group AG	—	114,863	$114,863
—	2,000	2,000	Discover Financial Services	—	91,580	$91,580
—	3,000	3,000	Eaton Vance Corp.	—	85,980	$85,980
1,500	—	1,500	Erie Indemnity Co.	144,165	—	$144,165
—	4,900	4,900	Federated Investors, Inc.	—	123,921	$123,921
7,000	—	7,000	Flushing Financial Corporation	154,000	—	$154,000
—	2,400	2,400	Franklin Resources, Inc.	—	83,184	$83,184
—	750	750	Goldman Sachs Group, Inc.	—	121,170	$121,170
—	39,000	39,000	Great Eagle Holdings Limited	—	109,200	$109,200
—	33,000	33,000	Hang Lung Properties Limited	—	60,390	$60,390
—	2,500	2,500	Hartford Financial Services Group, Inc.	—	100,450	$100,450
3,000	—	3,000	Horace Mann Educators Corporation	92,160	—	$92,160
3,300	—	3,300	HSBC Holdings plc	116,820	—	$116,820
—	16,000	16,000	ICICI Bank Limited	—	106,400	$106,400
—	13,000	13,000	ING Groep N.V.*	—	150,670	$150,670
—	450	450	Intercontinental Exchange, Inc.	—	118,710	$118,710
—	8,400	8,400	Intesa Sanpaolo S.p.A.	—	143,052	$143,052
—	3,800	3,800	Invesco Ltd.	—	113,734	$113,734
3,500	—	3,500	JPMorgan Chase & Co.	208,250	—	$208,250
—	3,000	3,000	KB Financial Group, Inc.*	—	75,480	$75,480
—	7,500	7,500	KeyCorp	—	83,700	$83,700
—	2,000	2,000	Lincoln National Corporation	—	78,920	$78,920
—	20,000	20,000	Lloyds Banking Group plc	—	76,200	$76,200
2,000	—	2,000	M & T Bank Corp.	220,360	—	$220,360
10,000	—	10,000	Maiden Holdings, Ltd.	128,000	—	$128,000
8,000	—	8,000	Manulife Financial Corporation	110,880	—	$110,880
—	3,300	3,300	MetLife, Inc.	—	147,345	$147,345
—	22,000	22,000	Mitsubishi UFJ Financial Group, Inc.	—	111,540	$111,540
9,000	—	9,000	Muenchener Rueckversicherungs-Gesellschaft AG	173,160	—	$173,160
—	2,200	2,200	Nasdaq, Inc.	—	136,400	136,400
7,000	—	7,000	OceanFirst Financial Corp.	124,040	—	$124,040
—	1,200	1,200	PNC Financial Services Group, Inc.	—	103,980	$103,980
—	3,000	3,000	PRA Group, Inc.*	—	89,250	$89,250
—	2,500	2,500	Principal Financial Group, Inc.	—	95,000	$95,000
—	1,800	1,800	Prudential Financial, Inc.	—	126,144	$126,144
30,000	—	30,000	SCOR SE	106,800	—	$106,800
2,400	—	2,400	Societe Generale SA	91,464	—	$91,464
13,500	—	13,500	Standard Chartered plc	90,585	—	$90,585
5,500	—	5,500	State Auto Financial Corp.	120,065	—	$120,065
—	2,800	2,800	SunTrust Banks, Inc.	—	102,424	$102,424
12,000	—	12,000	Svenska Handelsbanken AB	75,240	—	$75,240
4,000	—	4,000	Swedbank AB	84,040	—	$84,040
3,000	—	3,000	T. Rowe Price Group, Inc.	212,850	—	$212,850
—	5,000	5,000	UBS AG	—	83,200	$83,200
—	2,800	2,800	Wells Fargo & Company	—	140,644	$140,644
5,300	—	5,300	Westpac Banking Corporation	116,335	—	$116,335
—	3,600	3,600	Zions Bancorporation	—	81,648	$81,648

				4,177,947	4,316,005	$8,493,952

			Health Care - 6.2%
—	2,300	2,300	Abbott Laboratories	—	87,055	$87,055
1,900	1,500	3,400	AbbVie, Inc.	104,310	82,350	$186,660
—	3,500	3,500	Alere, Inc.*	—	130,200	$130,200
—	580	580	Alexion Pharmaceuticals, Inc.*	—	84,639	$84,639
—	532	532	Allergan plc*	—	151,317	$151,317
—	1,000	1,000	AmerisourceBergen Corporation	—	89,560	$89,560
—	800	800	Amgen, Inc.	—	122,184	$122,184
6,400	—	6,400	Astrazeneca PLC	206,208	—	$206,208
—	2,600	2,600	Baxalta, Inc.	—	104,026	$104,026
—	760	760	Bayer AG	—	85,409	$85,409
950	—	950	Becton, Dickinson and Company	138,102	—	$138,102
3,000	—	3,000	Bristol-Myers Squibb Company	186,480	—	$186,480
1,400	—	1,400	Eli Lilly & Co.	110,740	—	$110,740
—	1,800	1,800	Endo International PLC*	—	99,846	$99,846
—	2,350	2,350	Fresenius Medical Care AG & Co.	—	104,552	$104,552
—	1,100	1,100	Gilead Sciences, Inc.	—	91,300	$91,300
5,000	—	5,000	GlaxoSmithKline PLC	206,450	—	$206,450
—	1,000	1,000	Jazz Pharmaceuticals Plc*	—	128,740	$128,740
1,100	1,300	2,400	Johnson & Johnson	114,884	135,772	$250,656
—	900	900	Laboratory Corporation of America Holdings*	—	101,115	$101,115
—	450	450	McKesson Corporation	—	72,441	$72,441
—	1,300	1,300	Medtronic, PLC	—	98,696	$98,696
4,500	—	4,500	Merck & Co., Inc.	228,015	—	$228,015
2,100	1,700	3,800	Novartis AG	163,737	132,549	$296,286
5,900	—	5,900	Pfizer, Inc.	179,891	—	$179,891
5,900	—	5,900	Roche Holding AG	191,278	—	$191,278
5,500	—	5,500	Sanofi ADR	229,020	—	$229,020
—	500	500	Shire PLC	—	84,150	$84,150
—	1,100	1,100	Stryker Corporation	—	109,065	$109,065
—	2,200	2,200	Tenet Healthcare Corporation*	—	59,664	$59,664
—	2,500	2,500	Teva Pharmaceutical Industries Ltd.	—	153,700	$153,700
—	1,250	1,250	Thermo Fisher Scientific, Inc.	—	165,075	$165,075
—	1,100	1,100	UnitedHealth Group, Inc.	—	126,676	$126,676

				2,059,115	2,600,081	$4,659,196

			Industrials - 12.8%
—	5,100	5,100	ABB Limited*	—	88,230	$88,230
3,500	—	3,500	Adecco SA*	107,310	—	$107,310
—	2,300	2,300	ADT Corporation	—	68,034	$68,034
—	2,200	2,200	AerCap Holdings NV*	—	67,562	$67,562
1,700	—	1,700	Airbus Group SE	106,488	—	$106,488
9,500	—	9,500	Aircastle Ltd.	163,115	—	$163,115
13,500	—	13,500	Atlantia S.p.A.	177,120	—	$177,120
—	3,000	3,000	Babcock & Wilcox Enterprises, Inc.	—	61,950	$61,950
—	8,400	8,400	Babcock International Group plc	—	109,536	$109,536
—	1,100	1,100	Boeing Company	—	132,143	$132,143
2,800	—	2,800	Bouygues SA	109,396	—	$109,396
7,400	—	7,400	Brambles Limited	117,142	—	$117,142
—	4,000	4,000	BWX Technologies, Inc.	—	119,760	$119,760
2,400	—	2,400	Caterpillar, Inc.	149,376	—	$149,376
2,700	—	2,700	CLARCOR Inc.	126,522	—	$126,522
10,000	—	10,000	Covanta Holding Corporation	141,400	—	$141,400
3,700	—	3,700	CSX Corporation	85,174	—	$85,174
1,500	—	1,500	Deere & Company	115,515	—	$115,515
—	4,000	4,000	easyJet plc	—	119,760	$119,760
—	4,000	4,000	Embraer SA ADR	—	88,240	$88,240
3,700	—	3,700	Emerson Electric Co.	170,126	—	$170,126
6,400	—	6,400	Experian PLC	110,080	—	$110,080
—	3,500	3,500	FedEx Corporation	—	100,730	$100,730
—	1,100	1,100	Ferrovial S.A.	—	146,168	$146,168
—	2,168	2,168	Flowserve Corporation	—	47,067	$47,067
15,200	—	15,200	Fly Leasing Ltd.	178,752	—	$178,752
1,300	—	1,300	General Dynamics Corporation	173,901	—	$173,901
6,000	—	6,000	General Electric Company	174,600	—	$174,600
3,500	—	3,500	Healthcare Services Group, Inc.	123,795	—	$123,795
—	1,300	1,300	Hillenbrand, Inc.	—	50,232	$50,232
3,500	—	3,500	HNI Corporation	119,070	—	$119,070
41,000	—	41,000	Hopewell Holdings Limited	123,410	—	$123,410
1,300	—	1,300	Illinois Tool Works, Inc.	117,091	—	$117,091
12,500	—	12,500	International Consolidated Airlines Group SA	96,125	—	$96,125
—	3,600	3,600	J.B. Hunt Transport Services, Inc.	—	97,488	$97,488
—	1,400	1,400	Koninklijke Philips Electronics N.V.	—	101,780	$101,780
4,500	—	4,500	Knoll, Inc.	82,575	—	$82,575
—	4,950	4,950	L-3 Communications Holdings, Inc.	—	132,066	$132,066
800	—	800	Lockheed Martin Corporation	168,800	—	$168,800
2,000	—	2,000	Macquarie Infrastructure Corporation	134,120	—	$134,120
—	3,650	3,650	NIDEC CORPORATION	—	62,269	$62,269
3,500	—	3,500	Nielsen Holdings PLC	168,560	—	$168,560
1,300	—	1,300	Norfolk Southern Corp.	91,650	—	$91,650
—	1,000	1,000	Orbital ATK, Inc.	—	90,230	$90,230
—	2,000	2,000	Old Dominion Freight Line, Inc.*	—	109,660	$109,660
—	2,400	2,400	Owens Corning, Inc.*	—	110,856	$110,856
2,300	—	2,300	Republic Services, Inc.	100,510	—	$100,510
8,400	—	8,400	Royal Mail plc	112,392	—	$112,392
—	1,700	1,700	Ryder System, Inc.	—	90,389	$90,389
8,900	—	8,900	Schneider Electric SE	94,785	—	$94,785
—	8,800	8,800	Smiths Group plc	—	120,824	$120,824
—	1,300	1,300	Standex International Corporation	—	93,886	$93,886
—	1,100	1,100	Stericycle, Inc.*	—	132,385	$132,385

11,000	—	11,000	Sydney Airport	51,700	—	$51,700
800	—	800	3M Co.	120,800	—	$120,800
—	1,500	1,500	United Continental Holdings, Inc.*	—	72,420	$72,420
1,000	—	1,000	United Parcel Service, Inc.	93,200	—	$93,200
—	1,200	1,200	United Technologies Corporation	—	105,228	$105,228
—	5,400	5,400	USG Corporation*	—	96,606	$96,606
10,600	—	10,600	Vinci SA	179,882	—	$179,882
15,000	—	15,000	Wolseley plc	75,450	—	$75,450
—	3,100	3,100	XPO Logistics, Inc.*	—	70,835	$70,835

				4,259,932	2,686,334	$6,946,266

			Information Technology - 5.8%
—	3,500	3,500	Activision Blizzard, Inc.	—	121,870	$121,870
—	1,800	1,800	Analog Devices, Inc.	—	96,948	$96,948
—	8,300	8,300	Applied Materials, Inc.	—	146,495	$146,495
—	3,500	3,500	ARM Holdings plc	—	150,780	$150,780
1,500	—	1,500	ASML Holding N.V.	137,760	—	$137,760
—	2,000	2,000	Autodesk, Inc.*Autodesk, Inc.*	—	93,640	$93,640
—	1,000	1,000	Avago Technologies Ltd.	—	133,710	$133,710
—	480	480	Baidu, Inc.*Baidu, Inc.*	—	78,370	$78,370
2,200	—	2,200	Broadridge Financial Solutions, Inc.	117,832	—	$117,832
—	5,000	5,000	CA, Inc.	—	143,650	$143,650
—	2,300	2,300	Cavium, Inc.*Cavium, Inc.*	—	132,871	$132,871
—	5,500	5,500	Cisco Systems, Inc.	—	130,845	$130,845
—	1,700	1,700	Cognizant Technology Solutions Corporation*	—	107,627	$107,627
—	6,000	6,000	Corning, Inc.	—	111,660	$111,660
27,400	—	27,400	Electrocomponents plc	81,652	—	$81,652
11,500	—	11,500	Ericsson (LM) Telephone Co.	102,350	—	$102,350
—	3,400	3,400	FLIR Systems, Inc.	—	99,416	$99,416
1,500	—	1,500	IAC/InterActiveCorp	77,910	—	$77,910
—	500	500	International Business Machines, Inc.	—	62,395	$62,395
10,000	—	10,000	Intersil Corporation	130,000	—	$130,000
—	4,600	4,600	Jabil Circuit, Inc.	—	91,586	$91,586
2,100	—	2,100	KLA-Tencor Corporation	140,679	—	$140,679
—	2,000	2,000	Lam Research Corporation*	—	143,580	$143,580
3,200	—	3,200	Linear Technology Corporation	136,736	—	$136,736
—	1,400	1,400	MasterCard, Inc.	—	124,642	$124,642
3,000	—	3,000	Maxim Integrated Products, Inc.	100,200	—	$100,200
2,200	—	2,200	Microchip Technology, Inc.	98,582	—	$98,582
4,000	—	4,000	Microsoft Corporation	220,360	—	$220,360
—	700	700	NetEase, Inc.	—	109,298	$109,298
—	2,650	2,650	NICE Systems Limited	—	160,405	$160,405
—	5,000	5,000	NVIDIA Corporation	—	146,450	$146,450
3,500	—	3,500	Paychex, Inc.	167,510	—	$167,510
—	2,500	2,500	Proofpoint, Inc.*	—	125,900	$125,900
—	1,800	1,800	Qorvo, Inc.*	—	71,280	$71,280
1,800	—	1,800	QUALCOMM, Inc.	81,612	—	$81,612
	2,300	2,300	SAP SE	—	183,540	$183,540
4,500	—	4,500	Taiwan Semiconductor Manufacturing Company Ltd.	100,575	—	$100,575
2,200	—	2,200	Texas Instruments, Inc.	116,446	—	$116,446
—	2,200	2,200	Total System Services, Inc.	—	88,352	$88,352
—	3,500	3,500	United Internet AG	—	179,970	$179,970
—	1,600	1,600	Visa, Inc.	—	119,184	$119,184
—	4,900	4,900	WNS Holdings Ltd.*	—	140,581	$140,581
2,500	—	2,500	Xilinx, Inc.	125,675	—	$125,675

				1,935,879	3,295,045	$5,230,924

			Materials - 4.5%
1,000	—	1,000	Air Products and Chemicals, Inc.	126,710	—	$126,710
1,700	—	1,700	Akzo Nobel N.V.	108,443	—	$108,443
—	9,500	9,500	Alcoa, Inc.	—	69,255	$69,255
—	1,600	1,600	BASF SE	—	106,512	$106,512
—	1,700	1,700	Celanese Corporation	—	108,239	$108,239
—	1,850	1,850	Crown Holdings, Inc.*	—	84,878	$84,878
3,925	—	3,925	Dow Chemical Company	164,850	—	$164,850
2,500	—	2,500	E. I. du Pont de Nemours and Company	131,900	—	$131,900
2,400	3,400	5,800	International Paper Company	82,104	116,314	$198,418
—	2,600	2,600	Koninklijke DSM NV	—	125,398	$125,398
—	7,900	7,900	Linde AG	—	107,203	$107,203
2,000	—	2,000	LyondellBasell Industries NV	155,940	—	$155,940
1,400	—	1,400	Monsanto Corporation	126,840	—	$126,840

4,100	—	4,100	Nucor Corporation	160,187	—	$160,187
6,939	—	6,939	Olin Corporation	117,547	—	$117,547
—	2,500	2,500	PolyOne Corporation	—	67,650	$67,650
4,300	—	4,300	Smurfit Kappa Group PLC	93,181	—	$93,181
3,500	—	3,500	Sonoco Products Co.	138,285	—	$138,285
—	2,450	2,450	Syngenta AG ADS	—	181,006	$181,006
—	1,350	1,350	Vulcan Materials Company	—	119,070	$119,070
2,200	—	2,200	WestRock Company	77,616	—	$77,616

				1,483,603	1,085,525	$2,569,128

			Real Estate Investment Trusts - 7.2%
4,000	—	4,000	Agree Realty Corp.	147,680	—	$147,680
7,000	—	7,000	Apollo Residential Mortgage, Inc.	75,950	—	$75,950
9,000	—	9,000	CBL & Associates Poperties, Inc.	96,750	—	$96,750
20,000	—	20,000	City Office REIT, Inc.	235,000	—	$235,000
8,000	—	8,000	Colony Capital, Inc.	137,840	—	$137,840
5,000	—	5,000	Corrections Corporation of America	144,050	—	$144,050
1,800	—	1,800	Crown Castle International Corp.	155,160	—	$155,160
12,759	—	12,759	Gramercy Property Trust, Inc.	93,268	—	$93,268
10,000	—	10,000	New Senior Investment Group, Inc.	91,900	—	$91,900
8,600	—	8,600	New York REIT, Inc.	88,408	—	$88,408
5,000	—	5,000	Outfront Media, Inc.	108,750	—	$108,750
6,500	—	6,500	PennyMac Mortgage Investment Trust	88,075	—	$88,075
7,000	—	7,000	Physicians Realty Trust	119,490	—	$119,490
2,500	—	2,500	Plum Creek Timber Company, Inc.	101,275	—	$101,275
9,000	—	9,000	Preferred Apartment Communities, Inc.	108,450	—	$108,450
4,500	—	4,500	Rayonier, Inc.	94,905	—	$94,905
7,000	—	7,000	Redwood Trust, Inc.	75,390	—	$75,390
2,600	—	2,600	Ryman Hospitality Properties, Inc.	122,070	—	$122,070
13,000	—	13,000	Spirit Realty Capital, Inc.	136,240	—	$136,240
8,000	—	8,000	Summit Hotel Properties, Inc.	81,200	—	$81,200
14,400	—	14,400	Two Harbors Investment Corp.	109,440	—	$109,440

				2,411,291	—	$2,411,291

			Telecommunication Services - 7.7%
6,500	—	6,500	A T & T, Inc.	234,390	—	$234,390
7,000	—	7,000	BCE, Inc.	282,100	—	$282,100
40,700	—	40,700	Bezeq Israeli Telecommunication Corporation Ltd.	87,098	—	$87,098
—	2,100		China Mobile Limited	—	114,513	$114,513
5,000	—	5,000	Cogent Communications Holdings, Inc.	167,050	—	$167,050
5,800	—	5,800	Deutsche Telekom AG	101,036	—	$101,036
1,900	—	1,900	Millicom International Cellular S.A.	83,410	—	$83,410
10,500	—	10,500	MTN Group Limited	93,135	—	$93,135
5,000	—	5,000	NTT DOCOMO, Inc. ADR	112,750	—	$112,750
5,000	—	5,000	Singapore Telecommunications Limited	123,500	—	$123,500
—	2,600		SoftBank Corp.	—	114,400	$114,400
2,700	—	2,700	Swisscom AG	133,650	—	$133,650
24,000	—	24,000	TDC A/S	102,480	—	$102,480
—	12,800		Telecom Italia S.p.A.*	—	142,720	$142,720
11,314	—	11,314	Telefonica S.A.	118,684	—	$118,684
2,300	—	2,300	Telenor ASA	112,263	—	$112,263
10,000	—	10,000	TeliaSonera AB	93,900	—	$93,900
7,000	—	7,000	Telstra Corporation Limited	139,510	—	$139,510
5,600	—	5,600	TELUS Corporation	155,288	—	$155,288
—	12,000	12,000	Turkcell Iletisim Hizmetleri AS	—	106,320	$106,320

4,409	—	4,409	Verizon Communications, Inc.	220,318	—	$220,318
6,000	—	6,000	Vodafone Group PLC	193,200	—	$193,200

				2,553,762	477,953	$3,031,715

			Utilities - 8.6%
2,200	—	2,200	AGL Resources, Inc.	139,832	—	$139,832
3,000	—	3,000	American Electric Power Company, Inc.	182,910	—	$182,910
5,000	—	5,000	California Water Service Group	125,450	—	$125,450
6,500	—	6,500	CMS Energy Corporation	252,720	—	$252,720
2,500	—	2,500	Dominion Resources, Inc.	180,425	—	$180,425
1,500	—	1,500	DTE Energy Company	127,515	—	$127,515
2,800	—	2,800	Duke Energy Corporation	210,840	—	$210,840
9,800	—	9,800	Electricite de France	25,480	—	$25,480
10,700	—	10,700	Enagas SA	153,866	—	$153,866
5,900	—	5,900	Exelon Corporation	174,463	—	$174,463
3,300	—	3,300	FirstEnergy Corp.	109,098	—	$109,098
5,200	—	5,200	Iberdrola S.A.	146,484	—	$146,484
2,000	—	2,000	National Grid PLC	141,620	—	$141,620
1,600	—	1,600	NextEra Energy, Inc.	178,736	—	$178,736
2,700	—	2,700	Pinnacle West Capital Corp.	179,037	—	$179,037
3,000	—	3,000	SCANA Corp.	188,850	—	$188,850
20,000	—	20,000	Snam S.p.A.	112,000	—	$112,000
4,100	—	4,100	SSE PLC	84,706	—	$84,706
5,100	—	5,100	United Utilities Group PLC	139,332	—	$139,332
—	1,900	1,900	WEC Energy Group, Inc.		104,935	$104,935

				2,853,364	104,935	$2,958,299

			TOTAL COMMON STOCKS	29,494,534	24,921,586	$54,416,120

			CORPORATE BONDS & NOTES - 0.8506%

$ 305,000	—	305,000	Credit Suisse AG Contingent Coupon Callable Yield Notes, Variable	282,763	—	$282,763

			TOTAL CORPORATE BONDS & NOTES	282,763	—	$282,763

			INVESTMENT COMPANIES - 10.2%
			Business Development Companies - 1.7%
13,000	—	13,000	Ares Capital Corp.	180,700	—	$180,700
10,000	—	10,000	Hercules Technology Growth Capital, Inc.	109,800	—	$109,800
13,000	—	13,000	Monroe Capital Corporation	148,980	—	$148,980
5,800	—	5,800	Triangle Capital Corporation	103,994	—	$103,994
3,500	—	3,500	TriplePoint Venture Growth BDC Corp.	36,995	—	$36,995

				580,469	—	$580,469

			Exchange Traded Funds - 7.1%
4,000	—	4,000	Deutsche X-Trackers MSCI All World ex US Hedged Equity ETF	88,200	—	$88,200
4,000	4,500	8,500	Deutsche X-Trackers MSCI EAFE Hedged Equity ETF	104,280	117,315	$221,595
5,200	6,500	11,700	Deutsche X-Trackers MSCI Emerging Markets Hedged Equity ETF	90,792	113,490	$204,282
7,000	—	7,000	Deutsche X-Trackers MSCI Europe Hedged Equity ETF	173,600	—	$173,600
2,500	3,000	5,500	Deutsche X-Trackers MSCI Japan Hedged Equity ETF	90,850	109,020	$199,870
	1,200		iShares Core MSCI Europe ETF	—	47,664	$47,664
	3,250		iShares Europe ETF	—	123,370	$123,370
7,000	—	7,000	iShares International Select Dividend ETF	191,100	—	$191,100
5,000	—	5,000	iShares MSCI Australia ETF	88,200	—	$88,200
	3,200		iShares MSCI Belgium Capped ETF	—	54,912	$54,912
	2,700		iShares MSCI EAFE Value ETF	—	117,126	$117,126
	1,500		iShares MSCI Eurozone ETF	—	49,800	$49,800
	2,000		iShares MSCI France ETF	—	46,580	$46,580
	1,900		iShares MSCI Germany ETF	—	46,227	$46,227
	1,150		iShares MSCI Germany Small-Cap ETF	—	44,230	$44,230
	3,500		iShares MSCI Italy Capped ETF	—	42,245	$42,245
	10,000		iShares MSCI Japan ETF	—	115,000	$115,000
5,200	—	5,200	iShares MSCI Pacific ex-Japan ETF	183,976	—	$183,976
5,000	—	5,000	iShares MSCI Singapore ETF	46,950	—	$46,950
	2,700		iShares MSCI Spain Capped ETF	—	71,172	$71,172
	1,100		iShares MSCI United Kingdom Small-Cap ETF	—	39,672	$39,672
3,600	5,400	9,000	Schwab International Equity ETF	93,852	140,778	$234,630
3,500	4,650	8,150	Schwab International Small-Cap Equity ETF	93,975	124,853	$218,828
3,000	—	3,000	SPDR Euro STOXX 50 ETF	96,990	—	$96,990
	3,500		Vanguard FTSE All World ex-U.S. ETF	—	143,325	$143,325
2,800	4,200	7,000	Vanguard FTSE Developed Markets ETF	97,132	145,698	$242,830
4,550	3,000	7,550	Vanguard FTSE Europe ETF	214,169	141,210	$355,379
7,500	—	7,500	Wilshire Micro-Cap ETF	174,075	—	$174,075
2,000	2,500	4,500	WisdomTree Europe Hedged Equity Fund	103,980	129,975	$233,955
	2,000		WisdomTree Europe Hedged SmallCap Equity Fund	—	46,380	$46,380
	2,600		WisdomTree Europe SmallCap Dividend Fund	—	137,436	$137,436
4,500	3,000	7,500	WisdomTree International Equity Fund	199,800	133,200	$333,000
4,200	—	4,200	WisdomTree Europe SmallCap Dividend Fund	222,012	—	$222,012

				2,353,933	2,280,678	$4,634,611

			Money Market Funds - 1.4%
460,773	—	460,773	Fidelity Institutional Money Market Portfolio	460,773	529,582	$990,355

			TOTAL INVESTMENT COMPANIES	3,395,175	2,810,260	$6,205,435

			PREFERRED STOCKS - 0.2%
			Real Estate Investment Trusts - 0.2%
50,000	—	50,000	Wheeler Real Estate Investment Trust, Inc., 9% Preferred Series B	73,000	—	$73,000

			TOTAL PREFERRED STOCKS	73,000	—	$73,000

			TOTAL INVESTMENTS	33,245,472	27,731,846	$60,977,318

See accompanying notes to financial statements.

The API Capital Income Fund / The API Efficient Frontier Value Fund

Pro Forma Combined Statement of Assets and Liabilities

January 31, 2016 (Unaudited)

	API Capital Income Fund	API Value Fund	Adjustments	Pro Forma Combined
ASSETS
Investments in unaffiliated issuers at value	$33,245,472	$23,292,511		$56,537,983

Dividends and interest receivable	47,147	14,078		61,225
Receivable for securities sold				—
Receivable for shareholder purchases
Other assets	2,469	1,865		4,334

				—
Liabilities				—
Payable for shareholder redemptions	60		(60)	—
Accrued distribution fees	10,264	5,865		16,129
Accrued advisory fees	17,012	18,483		35,495
Accrued accounting service fees	3,617	3,539		7,156
Payable for securities purchased				—
Other accrued expenses	22,102	19,189		41,291

Total liabilities	53,055	47,076		100,131

Net assets	$(3,439)	$(31,133)		$(34,572)

Shares of beneficial interest (unlimited number of no par value shares authorized (Note 7)
Class A: Shares outstanding	141,839	876,215		1,018,054

Net asset value per share	$38.80	$16.23		$55

Maximum offering price per share (Note 2)	$41.17	$17.22		$58

Class L: Shares outstanding	248,415	523,485		771,900

Net asset value per share	$37.70	$14.57		$52

Institutional Class: Shares outstanding	464,266	84,720		548,986

Net asset value per share	$39.58	$16.69		$56

Net assets consist of
Paid-in capital	$31,340,815	$20,666,158		$52,006,973
Undistributed net investment income (loss)	435,929	69,602		505,531
Accumulated net realized gain (loss) from security transactions	89,505	705,906		795,411
Unrealized appreciation on investments	1,375,784	1,819,712		3,195,496

Net assets applicable to outstanding shares of beneficial interest	$33,242,033	$23,261,378		$56,503,411

(a)	Redemption price may differ from the net asset value per share depending on the length of time held.

See accompanying notes to financial statements.

The API Capital Income Fund / The API Efficient Frontier Value Fund

Pro Forma Combined Income Statement

January 31, 2016 (Unaudited)

	API Capital Income Fund	API Value Fund	Adjustments	Pro Forma Combined
Investment Income
Dividends from unaffiliated issuers	$1,415,680	$597,529		$2,013,209
Dividends from affiliated issuers				—
Interest	45,450			45,450

Total income	1,461,130	597,529		$2,058,659

Expenses
Investment advisory fees	225,472	257,388		482,860
Distribution fees				—
Class L	111,314	82,007		193,321
Class A	31,076			31,076
Accounting service fees	43,758	42,860		86,618
Transfer agent fees	58,201	46,337		104,538
Custodial fees	8,776	7,768		16,544
Professional fees	13,867	12,656		26,523
Registration fees	42,733	41,976		84,709
Trustee fees	4,920	3,690		8,610
Insurance	2,886	2,360		5,246
Shareholder reports	5,868	4,382		1,040,045
Miscellaneous	28,101	26,503		54,604

				—
Total operating expenses	576,972	527,927		1,094,649
Less expenses waived by investment advisor
Net operating expenses	576,972	527,927		1,104,899

Net investment income (loss)	884,158	69,602

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions in unaffiliated issuers	89,505	3,240,742		3,330,247
Net realized gain (loss) from security transactions in affiliated issuers
Change in unrealized appreciation on investments in unaffiliated issuers	(3,566,367)	(5,276,698)		(8,843,065)
Change in unrealized appreciation on investments in affiliated issuers
Net realized and unrealized gain (loss) on investments	(3,476,862)	(2,035,956)		(5,512,818)

Net increase (decrease) in net assets resulting from operations	$(2,592,704)	$(1,966,354)		$(4,559,058)

(a)	Based on contract in effect for the surviving fund.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the funds.

See accompanying notes to financial statements.

Notes to Combining Pro Forma Financial Statements of The API Capital

Income Fund and The API Efficient Frontier Value Fund

January 31, 2016 (Unaudited)

1.	Description of the Fund

The API Capital Income Fund is a diversified series of American Pension Investors Trust organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company.

The investment objective of the API Capital Income Fund is to seek high current income, as well as growth of capital and income.

2.	Basis of Combination

The API Efficient Frontier Value Fund is a diversified series of American Pension Investors Trust, an open-end management investment company organized as a Massachusetts business trust and registered under the Act. The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the API Efficient Frontier Value Fund by the API Capital Income Fund as if such acquisition had taken place as of February 1, 2016. These statements have been derived from the books and records utilized in calculating daily net asset values at January 31, 2016.

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect anticipated contractual changes.

Under the terms of the Agreement and Plan of Reorganization (the “Agreement”), the combination of the API Capital Income Fund and the API Efficient Frontier Value Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The reorganization involves the transfer of substantially all of the assets and known liabilities of the API Efficient Frontier Value Fund to the API Capital Income Fund in exchange for shares of the API Capital Income Fund, and the pro-rata distribution of such shares of the API Capital Income Fund to the shareholders of the API Efficient Frontier Value Fund, as provided by the Agreement. The API Capital Income Fund was determined to be the accounting survivor in the reorganization primarily because the fund composition of the combined fund is expected to be more like the API Capital Income Fund’s current fund composition as a result of the application of the API Capital Income Fund’s investment process after the reorganization. Consequently, the API Capital Income Fund’s performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the reorganization. The investment objectives, policies and restrictions, the no-load structure, the expense ratio and the investment advisory fee of the combined fund will be those of the API Capital Income Fund.

Notes to Combining Pro Forma Financial Statements of The API Capital

Income Fund and The API Efficient Frontier Value Fund (Continued)

January 31, 2016 (Unaudited)

Yorktown Research & Management Company, Inc. (the “Adviser”) is the investment adviser to the API Capital Income Fund. The Adviser, and specifically the API Capital Income Fund’s portfolio managers, will continue to advise the surviving fund. Following the acquisition, the API Capital Income Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities held in the API Efficient Frontier Value Fund will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The reorganization is intended to qualify as a tax-free reorganization so that shareholders of the API Efficient Frontier Value Fund will not recognize any gain or loss through the exchange of shares in the reorganization.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the API Capital Income Fund and the API Efficient Frontier Value Fund included in their annual reports dated January 31, 2016.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the API Efficient Frontier Value Fund by the API Capital Income Fund had taken place as of February 1, 2016.

3.	Securities Valuation

The Funds’ portfolio securities are each valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a price or the Adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Notes to Combining Pro Forma Financial Statements of The API Capital

Income Fund and The API Efficient Frontier Value Fund (Continued)

January 31, 2016 (Unaudited)

Accounting principles generally accepted in the United States of America (“GAAP”) establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the API Capital Income Fund’s pro-forma combined investments as of January 31, 2016 by security type:

Investments in Securities	Level 1- Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$49,836,769	$140,016	$—	$49,976,785
Corporate Bonds and Notes		282,763	—	282,763
Investment Companies	6,205,435		—	6,205,435
Preferred Stocks	73,000		—	73,000
Total	$56,115,204	$422,779	$—	$56,537,983

See the Pro Forma Combined Schedule of Investments for a listing of the securities valued using Level 1. As of January 31, 2016, the API Capital Income Fund did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the API Capital Income Fund as of January 31, 2016. It is the API Capital Income Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

4.	Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the API Capital Income Fund that would have been issued at January 31, 2016, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of the API Efficient Frontier Value Fund, as of January 31, 2016, divided by the net asset value per share of the API Capital Income Fund as of January 31, 2016. The pro forma number of shares outstanding for the combined fund consists of the following at January 31, 2016:

Shares of The API Capital Income Fund Pre-Combination January 31, 2016	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination January 31, 2016

Notes to Combining Pro Forma Financial Statements of The API Capital

Income Fund and The API Efficient Frontier Value Fund (Continued)

January 31, 2016 (Unaudited)

5.	Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the API Capital Income Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provision available to certain investment companies, as defined in applicable sections of the Internal Revenue code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

6.	Merger Costs

The Adviser of the Funds will cover any expenses incurred in connection with the reorganization.

The API Efficient Frontier Value Fund will bear the cost of any brokerage fees and expenses incurred as a result of the sale of the Fund’s securities; however, we do not believe any such costs and expenses will be incurred in selling securities.

7.	Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

AMERICAN PENSION INVESTORS TRUST

FORM N-14

PART C

OTHER INFORMATION

Item 15.	Indemnification

Section 5.1 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such person; and all persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the Trust. Section 5.1 also provides that if any Trustee, officer, employee or agent, as such, of the Trust is made party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

Section 5.2 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust), except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph (a) of Article VI of the By-Laws indemnifies Trustees or officers of the Trust against losses sustained in a legal action by virtue of such person’s position with the Trust. Such person must have been acting in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Trust, and in the case of a criminal proceeding, not unlawful.

The provisions of paragraph (a) do not cover losses sustained in actions brought by or on behalf of the Trust. The provisions of paragraph (b) are similar to those of paragraph (a) but cover losses sustained in actions brought by or in the right of the Trust itself. The required standard of conduct is the same, except that no indemnification may be made if the indemnitee is adjudged liable of negligence or misconduct unless a court determines the indemnitee is entitled to indemnification.

Paragraph (c) of Article VI allows a Trustee or officer to be indemnified against expenses actually and reasonably incurred without a determination as to the standard of conduct required in paragraphs (a) and (b) if the indemnitee is successful on the merits of an action. Paragraph (d) provides that if such a determination is necessary, it must be made either by a majority vote of Trustees who were disinterested and not parties to the action or by independent legal counsel.

Paragraph (e) of Article VI provides that expenses in defending an action may be paid in advance if the prospective indemnitee undertakes to repay the expenses if he or she is not found to be entitled to indemnification. A majority of disinterested, non-party Trustees or independent legal counsel must determine that there is reason to believe that the prospective indemnitee ultimately will be found entitled to indemnification before such payment may be made.

Paragraph (f) of Article VI provides that agents and employees of the Trust who are not Trustees or officers may be indemnified under the above-mentioned standards at the discretion of the Board.

Paragraph (g) of Article VI provides that indemnification pursuant to that Article is not exclusive of other rights, continues as to a person who has ceased to be a Trustee or officer and inures to heirs, executors and administrators of such a Person.

Paragraph (h) of Article VI provides that “nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.”

Paragraph (i) of Article VI provides that the Trust may purchase insurance for any persons against liability but that “insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.”

Paragraph 9 of the Investment Advisory and Administrative Services Agreement (the “Agreement”) dated December 28, 1990, provides that except as may be determined by applicable legal standards, Yorktown Management & Research Company, Inc. (the “Adviser”) shall have no liability to the Trust, or its shareholders or creditors, for any error in business judgment, or for any loss arising out of any investment, or for any other act or omission in performance of its obligations to the Trust pursuant to the Agreement except (1) for actions and omissions constituting violations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, as amended (the “1933 Act”) or other federal securities laws, (2) in circumstances where the Adviser has failed to conform to reasonable business standards, and (3) by reason of its willful misfeasance, bad faith or reckless disregard of its duties and obligations.

Paragraph 9 of the Investment Advisory and Administrative Services Agreements dated September 30, 1992 and May 31, 1997, respectively, provides that the Adviser not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or Investors, from liability in violation of Section 17(h), 17(i), or 36(b) of the 1940 Act.

Paragraph 9 of the Distribution Agreement dated June 7, 2004 between Unified Financial Services, Inc. (the “Distributor”) provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, director, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributor or any agent or employee of the Distributor or any other person for whose acts the Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. The Distributor likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of the Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term “expenses” for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with the Distributor’s consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-Laws, and the above-described contracts in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

1.

Declaration of Trust of American Pension Investors Trust (the “Trust” or the “Registrant”) dated January 23, 1985 is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

1 (a)

Amendment dated February 18, 1997 to the Registrant’s Declaration of Trust dated January 23, 1985 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-97-000240 on April 16, 1997.

2.

By-Laws of the Registrant are incorporated herein by reference to Exhibit (2)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

2 (a)

Amendment dated September 16, 1988 to the Registrant’s By-Laws is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

3.	Voting Trust Agreement- Not Applicable

4.	Agreement and Plan of Reorganization- Contained in Exhibit A to the Prospectus/Proxy Statement in Part A of this Registration Statement.

5.

Instrument defining the rights of holders of the Registrant’s shares of beneficial interest is incorporated herein by reference to Exhibit (4) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

6.

Investment Advisory and Administrative Services Agreement dated September 30, 1992 between the Registrant and Yorktown Management & Research Company, Inc., relating to the API Efficient Frontier Value Fund, is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

6 (a)

Investment Advisory and Administrative Services Agreement dated December 28, 1990 between the Registrant and Yorktown Management & Research Company, Inc., relating to the API Capital Income Fund), is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.

7.

Distribution Agreement dated June 7, 2004 between the Registrant and Unified Financial Securities, Inc. is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

7 (a)

Amendment dated March 31, 2016 to Distribution Agreement dated June 7, 2004 between the Registrant and Unified Financial Securities, Inc., relating to the Yorktown Small Cap Fund and the Yorktown Mid Cap Fund, is incorporated herein by reference to Exhibit 99(e)(3) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-16-473239 on February 22, 2016.

8.	Bonus, Profit Sharing, Pension or Similar Contracts- Not Applicable.

9.

Custody Agreement dated June 23, 2006 between the Registrant and UMB Bank, N.A. is incorporated herein by reference to Exhibit (g) of Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

10.

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated October 26, 2006 and Appendix A thereto is incorporated herein by reference to Exhibit (m) of Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-07-209001 on September 27, 2007.

10 (a)

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated October 26, 2006 and Appendix A thereto is incorporated herein by reference to Exhibit (m) of Post Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-07-209001 on September 27, 2007.

11.	Opinion and Consent of Counsel, Sullivan & Worcester LLP as to the legality of the shares being registered- filed herein as Exhibit 11.

12.	Opinion and Consent of Counsel as to tax matters- to be filed by amendment.

13.

Other Material Contracts- Mutual Fund Services Agreement dated June 1, 2004 between the Registrant and Ultimus Asset Services, LLC is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

13 (a)

Other Material Contracts- Accounting and Pricing Services Agreement dated May 28, 2004 between the Registrant and Yorktown Management & Research Company, Inc. is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-04-000576 on June 30, 2004.

14.	Consent of Independent Registered Public Accounting Firm, Tait, Weller & Baker LLP- to be filed by amendment

15.	Financial Statements omitted pursuant to Item 14(a)(1)- None

16.	Powers of Attorney for David M. Basten, Mark A. Borel, Stephen B. Cox, G. Edgar Dawson III, and Wayne C. Johnson, are incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

17.	Additional Exhibits- None

Item 17.	Undertakings

1.

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 (c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant agrees to file a post-effective amendment to its registration statement on Form N-1A which will include a tax opinion as required by Item 16.12.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Lynchburg, Commonwealth of Virginia on the 24th day of June, 2016.

AMERICAN PENSION INVESTORS TRUST

/s/ David D. Basten
David D. Basten, President

The term “American Pension Investors Trust” means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated January 23, 1985, as amended, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

Pursuant to the requirements of the Securities Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David D. Basten David D. Basten	Trustee, Chairman and President (Principal Executive Officer)	June 24, 2016

/s/ David M. Basten David M. Basten	Trustee	June 24, 2016

/s/ Mark A. Borel * Mark A. Borel	Trustee	June 24, 2016

/s/ Stephen B. Cox * Stephen B. Cox	Trustee	June 24, 2016

/s/ G. Edgar Dawson III * G. Edgar Dawson III	Trustee	June 24, 2016

/s/ Wayne C. Johnson * Wayne C. Johnson	Trustee	June 24, 2016

/s/ Charles D. Foster Charles D. Foster	Treasurer	June 24, 2016

*By:	/s/ David D. Basten
David D. Basten

Attorney-in-Fact, pursuant to the powers of attorney incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-06-197971 on September 27, 2006.

EXHIBIT INDEX

Exhibit 11         Opinion and Consent of Counsel, Sullivan & Worcester LLP